                         AMENDED AND RESTATED WAREHOUSE

                                      AND

                               SECURITY AGREEMENT

                                    between

                         TOKYO LEASING (U.S.A.), INC.,
                                   As Lender

                                      and

                              HYPERCOM CORPORATION
                         and HYPERCOM FINANCIAL, INC.,
                                  As Borrowers

                          Dated as of January 7, 2000

                    $10,000,000.00 Warehouse Credit Facility

                               TABLE OF CONTENTS

                                                          Page
                                                          ----
Section 1.     Definitions ..............................    4
Section 2.     The Loan; Fees ...........................   11
Section 3.     Purpose of Loan ..........................   13
Section 4.     Delivery of Certification and the Grant
                 of Security Interest ...................   13
Section 5.     Servicing ................................   14
Section 6.     Collections and Distributions ............   14
Section 7.     Representations and Warranties of the
                 Borrowers ..............................   15
Section 8.     Affirmative Covenants of the Borrower ....   18
Section 9.     Negative Covenants of the Borrowers ......   21
Section 10.    Representations and Warranties of the
                 Borrowers with Respect to each
                 Contract ...............................   22
Section 11.    Prepayment of Loan .......................   26
Section 12.    Conditions to the Lender's Obligation
                 to Make Advances .......................   26
Section 13.    No Oral Modifications; Successors and
                 Assigns ................................   28
Section 14.    Events of Default ........................   28
Section 15.    Remedies Upon Default ....................   30
Section 16.    Indemnification ..........................   31
Section 17.    Custodian ................................   32
Section 18.    Partial Release ..........................   32


Section 19.    Reinstatement ................................................ 32

Section 20.    Power of Attorney ............................................ 32

Section 21.    Governing Law; Agreement Constitutes Security Agreement ...... 33

Section 22.    Assignment ................................................... 33

Section 23.    Notices ...................................................... 33

Section 24.    Amendments ................................................... 33

Section 25.    Effect of Invalidity of Provisions ........................... 33

Section 26.    Entire Agreement; Amendment and Restatement .................. 34

Section 27.    Consent to Service ........................................... 34

Section 28.    Submission to Jurisdiction; Waiver of Trial by Jury .......... 34

Section 29.    Counterparts ................................................. 34

EXHIBIT A FORM OF AMENDED AND RESTATED SECURED GRID NOTE

EXHIBIT B FORM OF BORROWING REQUEST

EXHIBIT C FORM OF BORROWERS' COUNSEL OPINION

EXHIBIT D FORM OF BORROWER'S NOTICE OF ASSIGNMENT

EXHIBIT E FORM OF COVENANT COMPLIANCE CERTIFICATE

                              AMENDED AND RESTATED
                        WAREHOUSE AND SECURITY AGREEMENT

     This AMENDED AND RESTATED WAREHOUSE AND SECURITY AGREEMENT, dated as of January 7, 2000 (the "Agreement") between TOKYO LEASING (U.S.A.) INC., a Delaware corporation (the "Lender"), HYPERCOM CORPORATION, a Delaware corporation, and HYPERCOM FINANCIAL, INC., an Arizona corporation (jointly and severally, the "Borrowers" and individually a "Borrower").

     WHEREAS, the Golden Eagle Credit Corporation ("GECC") and Golden Eagle, LLC ("LLC") and Lender entered into an Amended and Restated Warehouse and Security Agreement dated as of January 3, 2000 (the "Warehouse Agreement") and wherein the Lender agreed to lend to GECC and LLC advances in the aggregate principal amount at any time outstanding not to exceed $10,000,000 and the GECC and LLC executed and delivered an Amended and Restated Secured Grid Note (the "Secured Note") dated as of January 3, 2000 to Lender as evidence of recourse borrowings thereunder; and

     WHEREAS, pursuant to an Assignment, Assumption and Ratification Agreement (the "Assignment Agreement") among GECC, LLC, the Borrowers and Lender, GECC and LLC assigned to, and the Borrowers, jointly and severally, assumed all of GECC's and LLC's obligations now or hereafter arising under the Warehouse Agreement and the Secured Note;

     WHEREAS, the Lender wishes to continue to lend, and the Borrowers wish to continue to borrow, subject to certain terms and conditions, moneys in connection with a funding facility for certain contracts under which a Borrower leases to specified users (i) credit card authorization machines or (ii) communication devices enabling such user to utilize Skytel services; and

     WHEREAS, the Borrowers wish the Lender to continue to make periodic advances under this Facility (as defined below) in minimum amounts of $500,000.00 up to an aggregate outstanding amount of $10,000,000, such advances to accrue interest from the dates on which they are made at fixed interest rates calculated as provided herein; and

     WHEREAS, the Lender and the Borrowers desire to amend and restate the Warehouse Agreement; and

     WHEREAS, the Borrowers and the Lender intend that this Amended and Restated Warehouse and Security Agreement (the "Agreement") and the Note (as defined below) executed in connection herewith not effect a novation of obligations of the Borrowers under the Warehouse Agreement, the Secured Note or any other Loan Document (as defined in the Warehouse Agreement), but merely constitute a restatement, and where applicable, an amendment to the terms governing such obligations;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Warehouse Agreement, the Secured Note and the other Loan Documents executed in connection therewith shall be amended and restated to read in its entirety as follows:

          Section 1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings (terms defined in the singular to have correlative meanings which used in the plural and vice versa):

          "Advance" means an advance made in minimum amounts of $500,000.00 constituting part of the Loan.

          "Agreement" means this Amended and Restated Warehouse and Security Agreement, as the same may be supplemented, modified or amended from time to time.

          "Aggregate Discounted Contract Principal Balance" means, as of any date of determination, the sum of the Discounted Contract Principal Balance of all Contracts then pledged to the Lender as collateral pursuant to the terms of this Agreement.

          "Annualized Default Rate" means the quotient equal to (a) the aggregate of (i) the outstanding Discounted Principal Balance of all Contracts more than one hundred twenty (120) days in default, calculated as of the last day of the month minus (ii) any recoveries and payments received on account of such Contract in such calendar month, divided by (b) the outstanding Discounted Contract Principal Balance of all Contracts serving as Collateral for the Loan.

          "Borrower" and "Borrowers" mean, jointly and severally, Hypercom Corporation, a Delaware corporation, and Hypercom Financial, Inc., an Arizona corporation each having its principal office at 2851 West Kathleen Road, Phoenix, Arizona 85053.

          "Borrowing Request" means a request for an Advance made at least five
(5) Business Days prior to a proposed Funding Date, substantially in the form of Exhibit B hereto, delivered by the Borrowers to the Lender and signed by the president, chief executive officer or manager, as applicable, of each Borrower.

          "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to be closed.

          "Certification" means (a) the certificate delivered by the Borrowers to the Lender and Custodian on the Funding Date to the effect that, as to each Contract and the Equipment described therein (i) acquired or to be acquired with the proceeds of an Advance, or (ii) for which a Borrower has purchased and which such Borrower is seeking reimbursement pursuant to this Agreement and as to (i) and (ii) which is listed in the related Contract Schedule(s) attached to such Certification (1) all Contracts, Contract Schedules and other documents required to be delivered, for an Advance are in the Contract File and have been delivered to the Custodian, and (2) such documents have been reviewed by the Borrowers and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the User) and relate to such Contract, Contract Schedule and Equipment; or (b) an alternative certification procedure agreed to in writing, from time to time, by the Borrowers and the Lender with respect to any particular Contracts.

          "Collateral" means (a) the Contracts, including all documents, instruments and agreements relating to or evidencing the Contracts, including, without limitation, the Contract Files Certifications and Contract Schedules,
(b) all payments and proceeds due and to become due under each Contract and Contract Schedule, including any Scheduled Payments, (c) all of Borrower's right, title and interest (including any precautionary or other security interest) in the Equipment, (d) all of Borrower's rights under any Insurance Policies relating to the Contracts, Contract Schedules and the Equipment described therein, (e) all of Borrower's rights under any agreement pursuant to which the Borrower acquired a Contract, Contract Schedule or an item of Equipment and (f) any payments, income and proceeds of any of the foregoing.

          "Contract" means each of the installment sale contracts, non-cancelable, direct financing or operating equipment leases including, as applicable, schedules, supplements and amendments, identified on the Contract Schedule delivered pursuant to a Certification, under which a Borrower sells or leases specified Equipment to a User at a specified Scheduled Payment.

          "Contract File" means with respect to each Contract, the following documents:

          (a) The executed original counterpart of the Contract that constitutes "chattel paper" for purposes of Sections 9-105(1)(b) and 9-305 of the UCC;

          (b) Each Contract Schedule, if any, delivered with a Borrowing Request or Certification;

          (c) A copy of each Insurance Policy required to be maintained by the User, if any, naming Lender as a loss payee and additional insured;

          (d) To the extent not incorporated in (a) or (b) above, either the bill of sale or the paid invoice for the item(s) of Equipment related to such Contract and Contract Schedule;

          (e) To the extent not incorporated in (a) or (b) above, the inspection/verification certificate indicating the acceptance of the Equipment by the User;

          (f) If obtained by Borrowers, evidence of filing of each UCC-1 financing statement executed by the related User, or by the Borrowers as the User's attorney in fact, as debtor, and filed with the Secretary of State in each state where the Equipment is located (and if required by such state, with the office of the County Clerk in the county (or similar office) where such Equipment is located), naming a Borrower as secured party and the Equipment as collateral; provided, however, that the Contract File need not contain evidence of such filing if the Borrowers, with the prior written consent of the Lender, has waived the filing of a financing statement;

     (g) For each Contract and Contract Schedule for which the User did not execute a UCC-1 financing statement as debtor and for which the Contract and Contract Schedule itself does not contain a power of attorney, a copy of the power of attorney executed by the User appointing a Borrower as its attorney in fact for the purpose of executing such financing statement;

     (h) If requested by Lender, undated Notices of Assignment executed by the Borrowers directing Users to remit rents to Lender;

     (i) Evidence of filing of UCC-1 financing statements executed by each Borrower, as debtor, and Lender, as secured party, and filed with the Connecticut, Arizona and Delaware Secretaries of State and any local government office, as required by Lender, and including in the description of the Collateral each Contract, Contract Schedule, the Equipment listed therein and all Scheduled Payments and other amounts due thereunder;

     (j) Executed UCC-3 financing statements and letter from Fleet National Bank releasing any interest Fleet National Bank has in the Collateral, in form and substance satisfactory to the Lender;

     (k) Such other items as the Lender, in its sole discretion may deem necessary.

     "Contract Rate" means with respect to a Contract, the implicit internal rate of return relating to such Contract as calculated by the Borrowers employing the same method of calculation as the Borrowers use in the ordinary course of their business relating to leases of a substantially similar nature to such Contract, expressed as an annual rate which reflects payments on a monthly, non-compounded basis.

     "Contract Schedule" means, collectively, all schedules of Contracts delivered by the Borrowers to the Lender (or Custodian), each such schedule identifying the related Contract by the User and the state in which the User's billing address is located and setting forth for each such Contract (a) a number identifying the Contract, (b) the Discounted Contract Principal Balance, (c) the Contract Rate, (d) the original and remaining term of the Contract, (e) the Scheduled Payment for each Contract and (f) the original cost of the Equipment.

     "Covenant Compliance Certificate" means a certificate executed by the Borrowers showing the calculations to support compliance with the covenants shown on Exhibit E prepared and submitted to the Lender.

     "Cure Period" has the meaning given such term in Section 15(b) hereof.

     "Custodial Agreement" means the Custodial Agreement among the Borrowers, Lender and Custodian dated as of the date of this Agreement pursuant to which the Custodian will accept delivery and retain possession of the Collateral on behalf of the Lender.

     "Custodian" means First Union National Bank, a national banking association corporation together with its successors and assigns.

     "Default" means any event or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" means a rate per annum equal to the sum of (a) four percent (4.0%) and (b) the Funding Rate applicable to a particular Advance.

     "Delinquent Contract" means a Contract with respect to which any Scheduled Payment (or any portion thereof) is delinquent for more than sixty (60) days.

     "Discount Rate" means, for any Contract, an interest rate equal to the sum of (i) the Servicing Fee, if any, and (ii) the Funding Rate for such Contract.

     "Discounted Contract Principal Balance" means, with respect to each Contract, as of any date, an amount equal to the sum of (a) the present value of the remaining Scheduled Payments becoming due under such Contract after such date of determination, discounted monthly at the applicable Discount Rate for such Contract, plus (b) one hundred percent (100%) of the unpaid balance, as of such date of determination, of Scheduled Payments due with respect to such Contract prior to such date of determination.

     "Documents" or "Loan Documents" means this Agreement, the Custodial Agreement and the Secured Grid Note.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

     "Equipment" means any credit card authorization machine sold or leased to any User pursuant to any Contract and includes all substitutions and replacements thereof and all accessories, parts, upgrades, features and peripheral equipment now or hereafter attached to or used in connection with such Equipment.

     "Event of Default" means those events of default specified in Section 14 of this Agreement.

     "Existing Agreement" means the Amended and Restated Warehouse and Security Agreement dated as of January 3, 2000 between the Golden Eagle Capital
Company, LLC and Golden Eagle Credit Corporation as assumed by the Borrowers pursuant to an Assignment, Assumption and Ratification Agreement among GECC, LLC, the Borrowers and Lender dated as of the date of this Agreement.

     "Facility" means the funding facility in the amount of Ten Million and no/100 Dollars ($10,000,000.00) established pursuant to this Agreement.

     "Funding Date" means any date on which the Lender makes an Advance to the Borrowers.

     "Facility Fee" means the sum of Fifty Thousand and no/100 Dollars ($50,000.00) to be paid by Borrowers to Lender on the date Borrowers execute this Agreement in consideration of the Lender entering into this Agreement with the Borrowers. Lender acknowledges receipt of the Facility Fee as of the date of execution of this Agreement.

     "Funding Rate" means, for each Advance, a per annum interest rate, at Borrowers' option, selected in the Borrowing Request, equal to three and eight tenths (3.8%) percentage points above the U.S. Treasury Yield (rounded to the next highest one-eighth of one percent (1/8 of 1%) determined five (5) Business Days prior to the applicable Funding Date. Once established, the Funding Rate for an Advance will not adjust.

     "Facility Termination Date" means April 30, 2000.

     "GAAP" means generally accepted accounting principles in the United States of America, from time to time in effect and consistently applied.

     "Insurance Policy" means with respect to an item of Equipment and a Contract, (a) any insurance policy required to be maintained by the User pursuant to the related Contract that covers physical damage to the Equipment (including policies procured by the Borrowers on behalf of the User), (b) any insurance policy maintained by the Borrowers that covers physical damage to the Equipment and (c) any liability insurance policy (including product liability policy) procured by the User, the Borrowers or any other Person with respect to an item of Equipment arising out of the use of such Equipment.

     "Indebtedness" means all obligations that in accordance with GAAP should be classified as liabilities upon a balance sheet as liabilities or to which reference should be made by footnotes thereto.

     "Intangible Assets" means assets that in accordance with GAAP are properly classified as intangible assets, including but not limited to, goodwill, franchises, unamortized debt discount and expense, research and development expenses, licenses, patents, trademarks, trade names and copyrights.

     "Investor Certificates" means, collectively, all classes of asset backed certificates expected to be (a) issued by a special purpose corporation or a trust expected to be established by the Borrowers, (b) sold to third-party investors and (c) collateralized by the Contracts.

     "Lender" means Tokyo Leasing (U.S.A.) Inc., a Delaware corporation, having an office and place of business at 2 Gannett Drive, White Plains, New York 10604 together with its successors and assigns.

     "Lien" means any security interest, lien, charge, pledge, equity, participation, mortgage or encumbrance of any kind.

     "Loan" means the borrowing under this Agreement constituted of one or more Advances up to an aggregate outstanding amount of $10,000,000.

     "Make Whole Premium" means an amount accompanying any prepayment of an Advance made in accordance with Section 2 or 11 of this Agreement equal to fifty dollars ($50.00) per Advance payable at the time the prepayment is made; provided, however, that the aggregate Make Whole Premium required to be paid for all Advances that are prepaid on any one date shall not exceed three hundred dollars ($300.00); provided, further, that the aggregate Make Whole Premium required to be paid for all Advances that are prepaid in any calendar month shall not exceed six hundred dollars ($600.00).

     "Maturity Date" means, with respect to each Advance, the earlier to occur of (a) the Facility Termination Date and (b) the date on which the Borrowers issue Investor Certificates with respect to the related Contracts. In the case of clause (b), the Secured Grid Note shall become payable in an amount equal to the sum of the Discounted Contract Principal Balances for each Contract included plus accrued and unpaid interest on the sum becoming payable.

     "Net Worth" means, at any date as of which the amount thereof shall be determined, Total Assets minus (a) the sum of any amounts attributable to (i) Intangible Assets, (ii) all reserves not already deducted from assets and (iii) any write-up in the book value of assets resulting from any revaluation thereof of Borrowers' financial statements previously delivered to the Lender and (b) Total Liabilities.

     "Note" means the Secured Grid Note.

     "Notice of Assignment" means a notice in the form of Exhibit D attached hereto, executed by Borrowers directing each User of each Contract included in a Contract File to remit payments of rent to the Lender.

     "Officer's Certificate" means a certificate delivered to the Lender and signed by the president, chief executive officer, or member, as applicable, of each Borrower.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Payment Date" means (a) in the case of Advances with a Funding Date on the first day of the month, the first (1st) calendar day of each month commencing on the first calender day of the month next following the Funding Date, unless such Payment Date is not a Business Day in which case Payment Date shall mean the immediately succeeding Business Day or (b) in the case of Advances with a Funding Date on the fifteenth day of the month, the fifteenth
(15th) calendar day of each month commencing on the fifteenth calendar day of the month next following the Funding Date, unless such Payment Date is not a Business Day in which case Payment Date shall mean the immediately succeeding Business Day.

     "Person" means any association, business trust, company, corporation, limited liability company, estate, governmental authority, joint venture, natural person, trust or other entity.

     "Plan" means any employee benefit or other plan maintained by the Borrowers for its employees, or to which the Borrowers are a party and covered by Title IV of ERISA or to which Section 412 of the Internal Revenue Code of 1954, as amended applies.

     "Prepayment Amount", with respect to a Contract and a calendar month, means an amount equal to the sum of (a) the Discounted Contract Principal Balance of such Contract as of the beginning of such calendar month, (b) accrued and unpaid interest on the balance in clause (a) and (c) any unpaid Scheduled Payments and interest thereon through the date of repurchase.

     "Replacement Servicer" means a qualified replacement servicer with experience in the small-ticket leasing industry, appointed by the Lender pursuant to Section 5 of this Agreement.

     "Reportable Event" has the meaning given such term in section 4043 (b) of Title IV of ERISA.

     "Scheduled Payment" means the periodic payment (exclusive of any amounts in respect of insurance or taxes and reflecting any adjustment for any partial prepayment) set forth in a Contract due from the User (including the application of any security deposit in respect thereof).

     "Secured Grid Note" means the amended and restated secured promissory note evidencing the Loan and in the form attached hereto as Exhibit A. The Secured Grid Note amends and restates the note issued pursuant to the Existing Agreement.

     "Servicing Fee" means the monthly fee payable to a Replacement Servicer appointed in accordance with Section 5 of this Agreement.

     "Total Assets" means total assets determined in accordance with GAAP.

     "Total Liabilities" means total Indebtedness determined in accordance with GAAP.

     "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

     "Unused Facility" means, on any date, the amount of the Facility less the amount of all outstanding Advances on such date.

     "User" means any obligor or lessee, under any Contract, whose recourse obligations thereunder constitute the principal source of payments under any Contract, including any guarantor of such obligations.

     "U.S. Treasury Yield" means the weekly average yield on U.S. Government Securities - Treasury Constant Maturities, one (1) year, as published in The Wall Street Journal or, if The Wall Street Journal ceases publication, in a comparable publication selected by the Lender.

     Section 2.  The Loan; Fees.

     a. The Lender, subject to the terms and conditions of this Agreement, may from time to time, from the date hereof to the Facility Termination Date, make one or more Advances in an aggregate principal amount outstanding at any one time not to exceed $10,000,000; provided, however, that any Advance made shall be made on the first (1st) or fifteenth (15th) day of the month (or if not a Business Day on the next succeeding Business Day or such other day of the month as the Lender shall agree to). The amount of each Advance shall not be less than $500,000.00 and not be more than the Discounted Contract Principal Balance (measured as of the last day of the month immediately preceding such Funding Date) of the Contracts identified in the Borrowing Request. Not later than 3:00 p.m. (New York time) on the fifth (5th) Business Day prior to a Funding Date, the Borrowers shall deliver a completed, written Borrowing
Request to the Lender requesting an Advance. The date of the proposed Funding Date shall be either the first (1st) or fifteenth (15th) day of the month, unless prior to delivery of the applicable Borrowing Request, Borrower shall have telephonically requested a Funding Date other than the first (1st) or fifteenth (15th) day of the month and Lender shall have agreed to such request. Lender shall promptly advise Borrowers of its approval or disapproval of the Borrowing Request. The approval by Lender with respect to a particular Contract or a particular User shall not be deemed to constitute approval of subsequent transactions involving such form of Contract or User. In the event Lender disapproves, for any or no reason, a Borrowing Request, or portion thereof, neither Borrowers nor Lender shall have any liability or obligation to the other with respect to such Borrowing Request. Following Lender's approval (or partial approval, as applicable) of a Borrowing Request and, subject to satisfaction of all the terms and conditions contained in this Agreement, the Advance shall be made by the Lender crediting Account No. 936-136-2606 at Fleet Bank, 2 Landmark Square, Stamford, CT. 06901 ABA# 011900571 or such other account as contained in the Borrowing Request and approved by the Lender for the amount set forth in the Borrowing Request (or such lesser approved amount as determined by Lender in its discretion) and all amounts in such account shall be used directly or indirectly for the purpose set forth in Section 3. Failure by the Lender to promptly advise Borrower of its approval or disapproval shall be deemed a disapproval of the Borrowing Request.

     b. All Advances made by Lender pursuant to this Agreement shall be evidenced by, and repaid in accordance with, the Secured Grid Note in the form attached hereto as Exhibit A and duly completed, in the principal amount of Ten Million Dollars ($10,000,000), dated the date of this Agreement, payable to the Lender or its successor or assigns and maturing as to principal on the Maturity Date. The Lender and its successors and assigns are hereby authorized by the Borrowers to endorse on Schedule I attached to the Secured Grid Note the amount of each Advance and on Schedule II attached to the Secured Grid Note the amount of each payment of principal received by the Lender on account of the Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loan; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrowers under this Agreement or the Secured Grid Note.

     c. Interest on each Advance shall accrue at the Funding Rate for such Advance from the Funding Date through and excluding the Maturity Date and be payable on each Payment Date and on the Maturity Date. If the Borrowers shall default in the payment of the principal of or interest on the Secured Grid Note or on any other amount becoming due hereunder, the Borrowers shall on demand from time to time pay interest, to the extent permitted by law, up to the date of actual payment at a rate per annum equal to the Default Rate applicable to each Advance for the period during which principal, interest or other amounts shall be overdue.

     d. The outstanding principal of each Advance shall be payable on each Payment Date for such Advance in an amount to the greater of (a) an amount such that the outstanding principal balance of such Advance (after giving effect to such payment) does not exceed an amount equal to the Aggregate Discounted Contract Principal Balance of all Contracts identified in the applicable Borrowing Request for such Advance as of the first day of such calendar month or (b) an amount equal to the aggregate monthly Scheduled Payment of all Contracts identified in the applicable Borrowing Request for such Advance for the month immediately preceding the applicable Payment Date. The minimum monthly principal payment for each Advance shall be set forth in an amortization schedule delivered by the Borrowers to the Lender no later than four Business Days before such Advance's Funding Date. The amortization schedule delivered to Lender shall be acceptable, in form and substance, to the Lender. The outstanding principal balance of the Loan shall be payable in full on the Maturity Date.

     e. All amounts payable to Lender under or in connection with this Agreement, the Note or any Advance shall be paid in U.S. Dollars, no later than 12:00 noon on the Payment Date, by wire transfer to Lender at Lender's Account No. 10-740-004200 maintained at The Dai-Ichi Kangyo Bank, Ltd., New York Branch, ABA No. 0260-0430-7; Attention: Tokyo Leasing (U.S.A.) Inc. or such other address as Lender shall instruct.

     f. The Loan is pre-payable as provided in Section 11 of this Agreement and in whole or in part upon at least five (5) Business Days written notice provided such prepayment is accompanied by any accrued and unpaid interest and all other amounts then due and owing pursuant to the terms of this Agreement and provided, further, such prepayment is accompanied by the Make Whole Premium. No prepayment is permitted for the purpose of the refinance of the Loan.

     g. Each Advance will be made only with respect to those Contracts approved by the Lender, in its discretion, and for which the Lender has received those items listed in Section 12 hereof as conditions to the making of each Advance.

     h.  The Loan shall be subject to mandatory prepayment as described in
Section 11 hereof and in the Secured Grid Note.

     i. All interest shall be calculated daily as 1/360 of the annual interest due on the principal balance of the Advance outstanding as of the close of business on the immediately preceding Business Day.

     j. The Borrowers shall pay to the Lender a commitment fee (calculated on the basis of a year of 360 days for the actual number of days elapsed) on the daily average of the Unused Facility (1) for the period from and including November 5, 1997 to the earlier of the date of the Facility is terminated or April 30, 1998 at a rate per annum equal to 1/4 of one percent, (2) for the period from and including May 1, 1998 to the earlier of the date the Facility is terminated or October 31, 1998 at a rate per annum equal to 1/2 of one percent and (3) for the period from and including November 1, 1998 to the earlier of the date the Facility is terminated or the Maturity Date at a rate per annum equal to 3/4 of one percent. The accrued commitment fee shall be due and payable in arrears on the last day of each January, April, July and October, commencing on the first such date after November 5, 1997 and on the Maturity Date.

     k. The Borrowers shall pay to the Lender the Facility Fee on the date this Agreemnent is executed and delivered by the Borrowers.

     Section 3. Purpose of Loan. The Borrowers agree that the Loan shall be used only to fund the Contracts and the Equipment, and/or reimburse the Borrower for acquiring the Contracts and the Equipment, identified in the Borrowing Request and Certification and delivered to the Lender pursuant to this Agreement, and for no other purpose. The Borrowers further agree that the proceeds of any of Advance under this facility will only be used to finance the purchase or lease of the new Equipment and related Contracts as identified in the Borrowing Request and Certification and not be used for the purpose of refinancing any existing loan, indebtedness, debt or obligation owed to Lender to Borrowers under any loan agreement, credit agreement, note or other document or instrument between any Borrower and Lender which is secured by a Contract or Equipment.

     Section 4.  Delivery of Certification and the Grant of Security Interest.

     a. During the period that the Loan, or any portion thereof, is outstanding, on the applicable Funding Date the Borrowers shall deliver to the Lender a Certification as to each Contract which Lender has agreed to make Advance against and (i) that is acquired with the proceeds of an Advance or (ii) for which the Borrowers have purchased pursuant to this Agreement other than with the proceeds of an Advance. The Borrowers hereby pledge and grant a security interest in the Collateral to the Lender to secure the repayment of the Loan and all of the Borrowers' other obligations hereunder.

     b. The Borrowers shall deposit with Lender (or the Custodian) and will, when and as possession thereof is obtained by Borrowers, deposit with the Lender (or the Custodian) the Contracts and the other documents (including, but not limited to, the Contract File) evidencing, securing, governing or pertaining to the Collateral from time to time hereafter executed and delivered to Borrowers by or on behalf of the Users. Such documents shall be held by Lender and/or the Custodian subject to the terms and conditions hereof and the Custodial Agreement.

     Section 5. Servicing. The Borrowers shall service the Contracts on substantially the same terms as the other contracts in Borrowers' portfolio (including any contracts a Borrower is servicing in connection with a securitization of contracts) are being serviced as of the date hereof with such diligence and care as is appropriate to ensure the current collectability and realizable value of the Contracts. If an Event of Default has occurred and is continuing under this Agreement and the applicable Cure Period, as that term is defined in Section 15(b) hereof, has expired, the Lender shall have the right to appoint a Replacement Servicer on such terms and conditions as the Lender shall determine in its sole discretion.

     Section 6.  Collections and Distributions.

     a. So long as there is no Event of Default hereunder, Lender agrees that the Borrowers shall be permitted to continue to collect all Scheduled Payment and any other amounts received in respect of the Contracts from the Users of the Equipment or any other Persons.

Borrowers shall hold all Scheduled Payments and other amounts received in respect of the Contracts on an express trust for the benefit of Lender and promptly pay the same over to Lender for application pursuant to this Agreement.

     b. If required by the Lender, the Borrowers shall maintain a lockbox and lockbox account established with a bank acceptable to the Lender for the purpose of receiving all Scheduled Payments and any other amounts received in respect of the Contracts from the Users of the Equipment or any other Persons.

     c. On the Payment Date for each Advance, the Borrowers shall distribute the funds received with regard to Scheduled Payments and other amounts during the preceding monthly period to the Persons and in the priority set forth below:

     (i) if the Borrowers are not the servicer, to the Replacement Servicer, the Servicing Fee;

     (ii) to the Lender, any accrued and unpaid interest on the Secured Grid Note and other amounts (other than principal) then owing pursuant to the terms of this Agreement;

     (iii) to the Lender, the outstanding principal of the Loan in accordance with Section 2(d) above, and;

     (iv) so long as no Default or Event of Default shall have occurred and then be continuing, to the Borrowers, any amounts remaining after the payment of the items listed in clauses (i), (ii) and (iii) above.

     Section 7. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lender as follows:

     a. So long as there is no Event of Default hereunder, Lender agrees that the Borrowers shall be permitted to continue to collect all Scheduled Payments and any other amounts received in respect of the Contracts from the Users of the Equipment or any other Persons. Borrowers shall hold all Scheduled Payments and other amounts received in respect of the Contracts on an express trust for the benefit of Lender and promptly pay the same over to Lender for application pursuant to this Agreement.

     b. It is duly licensed as a licensee or is otherwise qualified in those states where the nature of its business requires it to be so qualified and is not in violation of any such state's applicable laws, rules and regulations, if such violation would have a material adverse effect on such Borrower, its business, properties or financial condition. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, the Documents.

          c. At all times during which any portion of the Loan is outstanding, neither Borrower will commit any act in violation of applicable laws, or regulations promulgated pursuant thereto.

          d. It is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement and the other Documents do not conflict with any term or provision of
(i) its organizational documents or (ii) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to it of any court, administrative agency or governmental body having jurisdiction over it or its assets and will not result in any violation of any such mortgage, instrument or agreement, if such violation would have a material adverse effect on such Borrower, its business, properties or financial condition.

          e. All financial statements or certificates of the Borrowers furnished to the Lender are true and complete in all material respects and do not omit to disclose any material liabilities or other material facts relevant to each Borrower's condition. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. No financial statement or other financial information as of a date later than the date set forth in each Borrower's most recent financial statements submitted to the Lender, has been furnished by the Borrowers to any lender that has not been furnished to the Lender.

          f. Each borrower has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof, except to the extent that any financial liability to such Borrower resulting from a failure to file such returns or pay any such taxes, interest or penalties would be de minimis, and would not result in a material adverse effect on such Borrower's business or operations.

          g. Neither Borrower is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected and which, in the case of agreements for money borrowed, relates to $50,000.00 or more in the aggregate of indebtedness, which default could have a material adverse effect on the business, operations, financial condition or properties of the Borrowers or in the ability of either Borrower to perform its obligations under this Agreement or the other Documents. Each Borrower has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments including without limitation, 42 U.S.C. 1396(a) (32) and 42 U.S.C. 139g(C), noncompliance with which could have a material adverse effect on the business, operations, financial condition or properties of such Borrower or on the ability of such Borrower to perform its obligations under this Agreement or the other Documents.

          h. Except as previously obtained and presently in full force and effect, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by such Borrower of this Agreement or the other Documents where the failure to obtain any of the foregoing would materially and adversely affect the business, operations, property or financial condition of such Borrower, the ability of such Borrower to perform its obligations under this Agreement or the other Documents, or the validity or enforceability of this Agreement or the other Documents.

          i. There is no action, proceeding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement or the other documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the other Documents, or (iii) which might materially and adversely affect the validity of the Contracts or Contract Schedules or the performance by either Borrower of its obligations under, or the validity or enforceability of, this Agreement or the other Documents.

          j. There has been no adverse change in the business, operations, financial condition, properties or prospects of either Borrower since the date set forth in either Borrower's financial statements as most recently submitted to the Lender, which would have a material adverse affect on its ability to perform its obligations under this Agreement or the other Documents.

          k. This Agreement and the other Documents have been duly authorized, executed and delivered by the Borrowers, all requisite corporate action having been taken in respect of same, and each is legal, valid, binding and enforceable against such Borrower in accordance with its terms.

          l. Each Borrower's principal place of business and chief executive office is at 2851 West Kathleen Road, Phoenix, Arizona 85053.

          m. On the date which is not later than the fifth (5th) Business Day following the related Funding Date, with respect to any Contract and related Contract Schedule, the Custodian will have actual, physical possession of the Contract File related to each Contract and there are and there will be no agreements in effect adversely affecting the rights of the Lender to make, or cause to be made, any delivery of such items.

          n. The transfer, assignment and conveyance of the Contracts, the items in the Contract File and the Collateral by the Borrowers pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          o. The Contracts and Contract Schedules were originated, and the origination and collection practices used with respect each Contract and Contract Schedules have been in all material respects legal, proper, prudent and customary in the Equipment financing and servicing business.

          p. The Borrowers used no selection procedures that identified the Contracts and Contract Schedules as being less desirable or valuable than other comparable equipment leases, security agreements or installment sales contracts owned or originated by such Borrower.

          q. The security interests granted pursuant to this Agreement constitute fully-perfected first priority security interests in the Collateral in favor of the Lender and, to the extent required by the filing requirements of the UCC, the filing requirements of the UCC have been complied with respect to each item of Collateral.

          r. Neither Borrower is subject and will not, as a result of the transactions contemplated hereby, become subject, to regulation as an investment company under the Investment Company Act of 1940, as amended.

          s. Each Borrower has complied and is in material compliance with the provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rule of such Act and each Borrower covenants that it will continue to comply with such Act.

          t. Neither Borrower maintains, or has an obligation to contribute to, or have any liability under Plan which is covered by ERISA. Each Borrower is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder and it has not received, and has no reason to believe that it will receive, any notification of non-compliance thereunder. Neither Borrower is an employee benefit plan within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986 ("Code") and assets of such Borrower do not constitute "plan assets" within the meaning of section 2510.3-101 of the regulations of the Department of Labor under ERISA. All references to a Borrower in this Section shall be deemed to include all entities which, together with the Borrower, are treated as a single employer under section 414(b),(c),(m) or
(o) of the Code.

          Section 8.     Affirmative Covenants of the Borrowers.

          a.   The Borrowers shall furnish to the Lender:

          (i) within one hundred twenty days (120) days after the end of each fiscal year of the Borrowers, a balance sheet of the Borrowers as at the end of such fiscal year, the related statements of income and changes in cash flows and of shareholders equity for such year, all prepared in accordance with generally accepted principles and practices of accounting consistently applied, reviewed by a firm of independent certified public accountants selected by the Borrowers and satisfactory to the Lender and consolidated, consolidating or individual as Lender shall require;

          (ii) within forty-five (45) Business Days after the end of the first three quarters of each fiscal year of the Borrowers, a balance sheet of the Borrowers as of the end of such quarter and the related statements of income and changes in cash flows and of shareholders or members equity for such period, all prepared in accordance with generally accepted principles and practices of accounting consistently applied, certified by the president, chief executive officer or member, as applicable, of each Borrower and consolidated, consolidating or individual as Lender shall require;

          (iii) within fifteen (15) Business Days after the end of each quarter of each fiscal year of each Borrower, a Covenant Compliance Certificate certified by each Borrower, as of the end of each quarter in the form of Exhibit F attached;

          (iv) promptly such further information regarding the business affairs and financial condition of each Borrower as the Lender may require; and

          (v) as soon as practicable after it has reason to know that an Event of Default has occurred, but in no event later than one Business Day after the knowledge of the occurrence of such event, written notice of such occurrence together with a statement of a responsible officer of the Borrowers describing the action, if any, which the Borrowers proposes to take with respect thereto.

          The statements to be submitted pursuant to subdivision (i) and (ii) of this Section 8(a) shall be accompanied by an Officer's Certificate stating that the statements accompanying such certificates are correct and complete and fairly present the financial condition and results of operation of the Borrowers at the end of such year or quarter, as the case may be, all in conformity with generally accepted accounting principles consistently applied and accounting practices standard for Borrowers' business, and that such officer has no knowledge, except as specifically stated, of a Default or an Event of Default.

          b. The Borrowers shall be bound under this Agreement by any affirmative and negative covenants made by the Borrowers in any other recourse loan/credit agreement between either Borrower and any other lender that impose any greater obligations on such Borrower than those covenants contained in this Agreement.

          c. The Borrowers shall continue to engage in the same type of business as each is presently engaged in (and will not engage in other types of business), and preserve its corporate or limited liability company existence, as applicable, and good standing and all its material rights, privileges and franchises necessary and desirable in the normal conduct of its business and it shall not sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets.

          d. The Borrowers shall pay and discharge all taxes, assessments and government charges or levies imposed on it or its income or profits or any of its properties prior to the date on which penalties attach thereto except any such tax, assessment, charge or levy the payment of which is being contested in good faith by proper proceedings provided it has made adequate reserves on its books.

          e. The Borrowers shall comply with the requirements of all applicable laws, regulations and orders of any governmental authority, a violation of which would materially affect its respective business or credit.

          f.   The Borrowers shall furnish to the Lender.

          (i) promptly after knowledge thereof shall have come to the attention of either Borrower, written notice of (i) any threatened or pending litigation or governmental or administrative proceeding against such Borrower which would materially and adversely affect the business and property of such Borrower, (ii) the occurrence of a Default or an Event of Default, and (iii) the occurrence of any default under any other agreement to which such Borrower is a party;

          (ii) as soon as possible and in any event within thirty (30) days after either Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's president or the Borrower's chief financial officer or Borrower's member, as applicable, setting forth details as to such Reportable Event and the action which such Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the PBGC;

          (iii) promptly after the filing thereof with the United States Secretary of Labor or the PBGC, copies of each annual report which is filed with respect to each Plan for each Plan year, certified by independent certified public accountants of recognized standing acceptable to the Lender or the Borrower's president, chief executive officer or members, as applicable; and

          (iv) promptly, such additional information as the Lender may request.

          g. The Borrowers shall permit the Lender to inspect the books, records and premises of each Borrower during business hours and make abstracts and copies of any books or records.

          h. The Borrowers shall make all filings (including, without limitation, such UCC filings as are required from time to time under Section 12 hereof) as are necessary in any jurisdiction to continue or maintain the first priority perfected security interest of the Lender and any successor holder of the Secured Grid Note in the Collateral.

          i. Borrowers shall reimburse Lender for all costs and expenses incurred by Lender relating to due diligence review of the Collateral, the closing and ongoing administration of the Facility and this Agreement, including, without limitation, lien search charges, recording and filing fees, taxes, attorneys' fees, fees of independent consultants retained by Lender, custodial expenses and out-of-pocket expenses relating to Lender's audit and any inspection of the Collateral.

          j. The Borrowers shall, for so long as the Loan, or any portion thereof is outstanding, pay, upon presentment, the reasonable legal fees and other expenses of the Lender incurred in connection with the Loan and the Facility.

          k. If directed by the Lender, the Borrowers shall direct each User to send its Scheduled Payments to Lender or to any lockbox established pursuant to the terms of this Agreement.

          l.   The Borrowers shall deliver or cause to be delivered within five
(5) Business Days of the Funding Date the Contracts and all accompanying documents, including the Contract File, to the Custodian.

          Section 9. Negative Covenants of the Borrowers. Each Borrower agrees that so long as any amount shall be outstanding hereunder or any other Document, it shall not:

          a. Create or suffer to exist any Lien on or transfer of any of the Collateral, excluding, however, from the operation of this covenant:

          (i)   Liens created by this Agreement;

          (ii)  Rights of each User under the applicable Contract; and

          (iii) Liens consented to, in writing, by the Lender.

          b. Assume, guarantee, endorse, or otherwise become liable upon the obligation of any person, firm or corporation, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          c. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn-out property or real estate not used or useful in its business), whether now owned or hereafter acquired, except the sale or lease of equipment in the ordinary course of its business as presently conducted and for a full and adequate consideration.

     d. Without the prior written consent of the Lender, merge into or consolidate with or into any corporation, partnership, create a subsidiary or other business entity, which consent shall not be unreasonably withheld. The acquisition by either Borrower of a majority of the stock or all or substantially all of the assets, together with the assumption or acquisition of all or substantially all of the obligations and liabilities, of such Person, shall be deemed to be a merger of such Person with such Borrower, as the case may be.

     e. Make any material change in its method of operation or course of business from leasing equipment as presently conducted.

     f. Permit the aggregate Net Worth of the Borrowers determined on a consolidated basis, in the aggregate at any time, to be less than $1,500,000.

     g. For any three (3) consecutive months, permit the average Annualized Default Rate to be greater than or equal to eight percent (8.0%).

     h. For any three consecutive months, permit the outstanding Discounted Contract Principal Balance of Delinquent Contracts to exceed ten percent (10%) of the outstanding Discounted Contract Principal Balance of all Contracts serving as Collateral for the Loan.

     Section 10. Representations and Warranties of the Borrowers with Respect to each Contract. Each Borrower hereby represents and warrants to the Lender with respect to each Contract delivered or to be delivered to the Custodian as agent and bailee of the Lender as follows:

     a. Such Contract and all accompanying documents (including, but not limited to, those documents contained in the Contract File) are complete and authentic and all signatures thereon are genuine.

     b. Such Contract arose from a bona fide transaction, complying with all applicable state and federal laws and regulations, with persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

     c. All amounts represented to be payable on such Contract, as indicated on the Contract Schedule, are, in fact, payable in accordance with the provisions of such Contract and each Contract provides for acceleration of all scheduled contract payments thereunder upon default by the User.

     d.  No event of default has occurred under such Contract.

     e. Each of the Contracts expressly permits assignment without the consent of any Person and has an enforceable waiver of defenses clause with respect to any assignee or successor assignee.

     f. The Equipment subject to any security interest given in connection with such Contract is not subject to any encumbrance, except for liens released simultaneously with the grant of a security interest in favor of the Lender hereunder in such Contract and Equipment.

     g. With respect to each item of Collateral, the Borrowers hold good and indefeasible title to, and are sole owners of, such Collateral subject to no Lien except for the Lien created by this Agreement and those released simultaneously with the Borrower's pledge of such Collateral.

     h. Such Contract conforms to the description thereof as set forth on the Contract Schedule delivered in connection with a Borrowing Request.

     i. As to such Contract, if applicable, all disclosures pursuant to Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

     j. As of the applicable Funding Date, no Scheduled Payment on a Contract is delinquent for more than 30 days.

     k. Each Contract complies with the general written underwriting guidelines of the Borrowers as in effect on the date hereof and the Lender has not previously indicated that such Contract or the related User is not eligible for funding under this Agreement.

     l. Borrowers have delivered or will cause to be delivered within five (5) Business Days of the Funding Date such Contract and all accompanying documents, including the Contract File, to the Custodian.

     m. The information in respect of the Contract set forth in the related Contract Schedule is true and correct.

     n. (i) The Contract contains provisions requiring the User to assume all risk of loss or malfunction of the related Equipment and to maintain appropriate damage, theft and liability insurance with respect thereto, and making the User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off for any reason whatsoever, subject only to the User's right of quiet enjoyment, (ii) the Contract may not be terminated or prepaid unless the amount required to be paid by or on behalf of a User in respect of such prepayment is at all times equal to or in excess of the Discount Contract Principal Balance thereof, together with all amounts due and owing thereunder and (iii) the Contract does not provide for the substitution, exchange or addition of any other items of Equipment pursuant to such Contract which would result in any reduction or extension of payments due under the Contract or any material reduction in the value of the Equipment leased thereunder.

     o. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of the origination and servicing of the Contract have been complied with in all material respects.

     p. The Contract represents the legal, valid and binding payment obligation of the User, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws (including, but not limited to, principles of equity) affecting the rights of creditors.

     q. No instrument of release or waiver has been executed in connection with the Contract, and no User in respect of such Contract has been released from its obligations thereunder, in whole or in part.

     r. The Contract has not been amended after the date on which such Contract is listed on the Contract Schedule and pledged to the Lender hereunder in any material respect or such that the amount of any monthly payment or the total number of the monthly payments is increased or such that the amount of any monthly payment or the total number of monthly payments is decreased.

     s. The Contract contains a "hell or high water" clause under which the User's obligations are non-cancelable and unconditional and the Contract is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

     t. There are no proceedings or investigations pending, or, to the best of each Borrower's knowledge after due inquiry (which inquiry may not include UCC lien searches with respect to Equipment), threatened before any court, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of the Contract or Lien, if any, on the related Equipment, (ii) asserting the bankruptcy or insolvency of a User, (iii) seeking to prevent payment and performance of the Contract, (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the Contract or Lien, if any, on the related Equipment.

     u. Each Borrower has duly fulfilled all material obligations on its part, required by this Agreement, to be fulfilled under or in connection with the Contract and has done nothing to impair the rights of the Lender in the Contract or payments with respect thereto, or in the related Equipment.

     v. Except as otherwise permitted (pursuant to the clause (ff) below), there is no monetary default, breach, violation or event of acceleration existing under the Contract, and no event has occurred which, with the passage of time or with notice, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of the Loan of this Agreement; except as otherwise permitted (pursuant to clause (ff) below), there is no nonmonetary default, breach, violation or event of acceleration existing under the Contract, and no event has occurred which, with the passage of time or with notice, would constitute a non-monetary default, breach, violation or event of acceleration; and the borrower has not waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of the Contract.

     w. All parties to each Contract had legal capacity to execute such Contract and each such Contract has been duly and properly executed by such parties.

     x. The Contract was not selected by either Borrower on any basis intended to adversely affect the value of the Lender's security interest therein.

     y. The Contract was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful the pledge, transfer or assignment of such document or the related Equipment under this Agreement, including any sale in accordance with this Agreement.

     z. Immediately after the pledge, assignment and transfer to the Lender as herein contemplated, all necessary action will have been taken to grant a valid and enforceable first priority fully-perfected security interest in such Contract in favor of the Lender, together, in each case, with all payments to become due thereunder and all rights of each Borrower in the Equipment that is the subject of such Contract and, further, free and clear of all liens, claims and encumbrances, except for the interests of Users pursuant to the Contract and for those subsequent liens which, by operation of law, take priority over a previously perfected security interest.

     aa. (i) The Contract has not been sold, transferred, assigned or pledged by a Borrower to any Person other than the Lender, except for liens released simultaneously with the grant of a security interest in favor of the Lender hereunder and (ii) immediately prior to the pledge and conveyance of the Contract, the Borrowers were the sole owners of the Contract and had good and marketable title thereto, free and clear of all liens, claims and encumbrances.

     bb. Each Contract consists of "chattel paper", as defined in the UCC; there exists only one original of each Contract, which original has been or will, within five Business Days of the related Funding Date be delivered to the Custodian; no Contract is a "consumer lease" as defined in Article 2A of the UCC or a "consumer credit contract" subject to the FTC Rule (16 C.F.R., Part 433).

               cc. All Insurance Policies required to be maintained by such Contract are in full force and effect and such insurance policies are of a type customary for the Equipment covered thereby. In the event that all such insurance policies required to be maintained by the Contract are not in full force and effect, the Borrowers will, jointly and severally, indemnify the Lender for any losses, liabilities and expenses that result from the fact that such policies are not in full force and effect.

               dd.  The related User is not insolvent or in bankruptcy.

               ee. Each User has accepted the delivery of the related piece of Equipment without further stipulation.

               ff. Such Contract is not more than 30 days delinquent as of the related Funding Date.

               gg.  The related User's billing address is in the United States.

               hh. All payments under such Contract are required to be made in United States dollars.

               ii. The related User is neither a government nor municipality and such User is not an affiliate of either Borrower.

               Section 11.    Prepayment of Loan

               a. Upon discovery by the Borrowers or the Lender of any breach of any of the representations, warranties and covenants listed in Sections 7 through 10, inclusive, above, the party discovering such breach shall promptly give notice of such discovery to the other; provided notice by the Lender to one Borrower shall be deemed notice to the other Borrower.

               b. The Borrowers shall prepay the Loan in amount equal to the Prepayment Amount of each Contract (i) which breaches one or more of the representations, warranties and covenants listed in Section 10 above; (ii) for which a sale to a User or other Person of a unit of Equipment subject to the Contract has occurred; (iii) which is determined by the credit enhancer of any class of Investor Certificates to be unacceptable for inclusion in the securitized pool; or (iv) for which a material adverse change in the financial condition of the related User has occurred or the existence of any other condition which, in the Lender's sole and unreviewable determination, constitutes an impairment of the related Collateral or the User's ability to perform its obligations under such Contract, and which condition is not remedied within (10) days after written notice to the User thereof. The Borrowers shall prepay the Loan in an amount equal to the outstanding balance of the Loan plus accrued interest thereon in the event either Borrower breaches one or more of the representations, warranties or covenants contained in Sections 7 through 10; inclusive, above.

               c. The Borrowers shall prepay the Loan in the event that, and to the extent that, the Borrower receives any payment in excess of the Scheduled Payment then due in respect of any Contract at the same time that such Scheduled Payment is due. Such prepayment of the Loan shall be in an amount equal to such excess payment with respect to such Contract, be applied to reduce the applicable Advance in inverse order of maturity.

               d. The Borrowers shall immediately pay over to the Lender as partial or complete prepayment of the Loan, including accrued interest thereon, as the case may be, all amounts received by the Borrowers in respect of or as proceeds of any Insurance Policy that are not applied to the repair or replacement of the related Equipment.

               e. Any prepayment or repayment required by this Section 11 shall be made upon the occurrence of the event requiring such prepayment or repayment.



               Section 12. Conditions to the Lender's Obligation to Make Advances. The Lender shall make Advances requested by the Borrowers in accordance with this Agreement, provided however, that the Lender's obligation to make an Advance under this Agreement shall be further conditioned upon the Lender's receipt of the following, on or before the date of the first Advance.

               a. A certificate dated the date of the Advance, executed by the Secretary of Hypercom Corporation and Hypercom Financial, Inc. setting forth the signatures of each of the authorized officers of each Borrower certifying that each of the persons listed is an incumbent officer of each Borrower with full authority to sign documents on behalf of such Borrow and to bind such Borrower.

               b. Copies of resolutions of the Board of Directors of each Borrower approving the execution, delivery and performance of this Agreement, the other Documents, and the transactions contemplated hereby and thereby, certified by the Secretary of each Borrower.

               c. A copy of one or more officially certified documents, each dated not more than 30 days prior to the date of the first Advance, certifying the then existing organizational documents of each Borrower, and the existence of each Borrower in the State of Delaware or Arizona or Connecticut, as applicable, as well as a certificate from the Secretary of State of Delaware or Arizona or Connecticut as applicable, confirming each Borrower's qualification and good standing to conduct business in the State of Delaware, Arizona or Connecticut, as applicable.

               d. Copies of the organizational documents of each Borrower including, but not limited to, as applicable, Certificate of Incorporation and By-Laws of the respective Borrower certified by the Secretary of such Borrower.

               e. (i) If required by the Lender, evidence of filing of UCC-1 financing statements, in each state where the Equipment is located, filed with the Secretary of State of such state (and if required by such state, with the office of the County Clerk in the county where the Equipment is located), executed by the Borrower as debtor, and naming the Lender as secured party and the Equipment as collateral, (ii) if required by the Lender UCC-1 financing statements or UCC-3 assignments of financing statements originally naming the User, as debtor, and the Borrower, as secured party, as applicable, in each state where the Equipment, executed by each such User, as debtor, naming the Borrower, as secured party, the Lender, as assignee, and the Equipment as Collateral and (iii) UCC-1 financing statements filed with the Secretary of State and local government office, if required by the Lender, of the States of Connecticut and Arizona, executed by the Borrower, as debtor, and naming the Lender, as secured party, and each Contract as Collateral.

     f. An Officer's Certificate dated the date of the Advance, to the effect that (i) the representations, warranties and covenants of the Borrowers contained in this Agreement, and the statements contained in any certificate furnished hereunder by the Borrowers are true and correct as of the date thereof and (ii) each Borrower has performed all agreements contained in this Agreement to be performed on its part at or prior to the date thereof; provided, that any such certification with respect to the items listed in this paragraph (f) required to be made on the date of any Advance after the first Advance, pursuant to the final paragraph of this Section 12, may be incorporated into the Borrowing Request delivered prior to such subsequent Advance.

     g. An opinion of counsel to the Borrowers, dated the date of this Agreement, to the Lender, with respect to the matters specified in Exhibit C and such other matters as the Lender may reasonably request.

     h. The executed Secured Grid Note executed by each Borrower.

     i. Executed counterparts of this Agreement executed on behalf of each Borrower.

     j. The Borrowing Request (at least five (5) Business Days prior to the applicable Funding Date).

     k. All documents (including, but not limited to the documents contained in the Contract File) evidencing, securing or pertaining to the Collateral securing the Advance; provided, however that such documents may be delivered to the Custodian and Lender no later than five (5) Business Days after the Funding Date; and provided further, that Lender shall receive a receipt executed by Custodian acknowledging receipt of such documents within such time period.

     l. Such other documents, including but not limited to the Custodial Agreement, as the Lender may request.

     The foregoing documents, certificates, opinion and other instruments shall be in form and substance reasonably satisfactory to Lender and to Lender's counsel.

     As a condition to Lender's obligation to make any Advances after the first Advance, delivery of any of the documents, certificates and other instruments listed in this Section 12(a), (e), (f), (j), (k), and (l) updated to the date of such Advance; provided, that no Advances shall be made by the Lender under this Agreement if an Event of Default shall have occurred and be continuing.

     Section 13. No Oral Modifications; Successors and Assigns. No provisions of the Documents shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrowers. The Documents shall be binding upon the successors and assigns of the parties hereto.

     Section 14. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

     a. Failure of the Borrower to make any payment of interest or principal or any other sum, which has become due whether by acceleration or otherwise, under the terms of the Documents or any other document evidencing or securing indebtedness of either Borrower to the Lender.

     b. Failure of the Borrowers to make timely any prepayment or repayment required by the Lender in accordance with Sections 2 or 11 of this Agreement.

     c. If either Borrower (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or for a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or (iv) shall have had any such action or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of sixty (60) days or more; or (v) shall indicate, by any act or omission, its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more or the occurrence of any event or existence of any condition which could be the ground, basis or cause for any action, application, proceeding or petition described in this paragraph c.

     d. Failure to service the Contracts on substantially the same terms as the other contracts in either Borrower's portfolio (including any contracts such Borrower is servicing in connection with a securitization of contracts) are currently being serviced and in any event, with such diligence and care as is appropriate to ensure the current collectability and realizable value of the Contracts.

     e. An event of default under any other loan/credit agreement between any Borrower and the Lender or any Borrower and another lender(s).

     f. Any materially adverse change in the financial condition of either Borrower or the existence of any other condition which, in the Lender's reasonable determination, constitutes a material impairment of the Collateral or of any Borrower's ability to perform its obligations under the Documents, which condition is not remedied within ten (10) days after written notice thereof.

     g. The failure by the Borrowers to deliver to the Custodian the original counterpart of any Contract which constitutes "chattel paper" on the Funding Date or within five (5) Business Days of such Funding Date, together with the other items in the Contract File with respect to such Contract and/or the failure to receive the Custodian's receipt as required in Section 12(1).

     h. (i) The Borrowers shall breach or shall be in default under the terms and conditions of any Document and such breach is not cured within the Cure Period or (ii) any representation or warranty made in any Document, report, certificate or other document or statement furnished to Lender shall prove to be false or misleading in any material respect when made or (iii) Borrowers shall fail to duly observe or perform any covenant, condition or agreement made under any Document and such occurrence shall not be cured with the Cure Period.

     i. Any breach by the Borrower of any of the representations, warranties and covenants listed in Section 7 through 10 of this Agreement, inclusive for which the prepayment required by Section 11 has not been made.

     Section 15.    Remedies Upon Default.

     a. Upon the happening of an Event of Default, the Lender will no longer make additional Advances to the Borrowers pursuant to this Agreement and the Lender shall be entitled to specific performance of all agreements of the Borrowers in the Documents.

     b. Upon the happening of one or more Events of Default (in the case of Sections 14(a), 14(b) and 14(g)) or fifteen (15) days (in the case of all other Events of Default)(the "Cure Period") from the date of a Borrower's receipt of written notice thereof sent via Federal Express or other overnight courier service (receipt of notice by any Borrower shall be deemed receipt of notice by all Borrowers), the Lender may immediately declare the principal of all Advances hereunder and under the Secured Grid Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under any of the Documents; provided, however, that upon the occurrence of one of the Events of Default referred to in Section 14(c), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or automatic acceleration, the balance then outstanding on the Secured Grid Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrowers. The Borrowers shall thereupon be obligated to pay to the Lender the balance then outstanding on the Secured Grid Note.

     c. Upon the happening of one or more Events of Default and the expiration of any applicable Cure Period, the Lender shall have the right to obtain physical possession of all Contract Files and all other files of the Borrowers relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrowers, the Custodian or any other third party acting for the Borrowers. Borrowers shall use good faith efforts to cooperate with Lender upon its exercise of its remedies with respect to the Collateral, including, but not limited to, directing the Custodian to deliver to Lender the Collateral.

     d. Upon the happening of one or more Events of Default and the expiration of any applicable Cure Period, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by either Borrower, such Borrower shall not commingle the amounts received with other funds of such Borrower, shall hold any such amounts in trust for the Lender and shall promptly pay them over to the Lender. Notwithstanding
Section 22 hereof, the Lender shall have the right to exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC and the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. The Lender shall be entitled to place the Contracts which it recovers after any default in a pool for issuance of asset backed securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of collateral subject to the applicable requirements of the UCC. The Lender shall also be entitled to sell any or all of such Contracts individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the UCC. The specification in this Section of manners of disposition of Collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the UCC) at the option of the Lender.

     e. During the Cure Period, the Borrowers shall have the right to purchase the Secured Grid Note by paying to the Lender in immediately available funds the entire outstanding principal of all Advances under this Agreement and under the Secured Grid Note and all interest thereon to the date of such payment and all other amounts payable by the Borrowers under this Agreement and the other Documents which have accrued through the date of such payment.

     f. If an Event of Default hereunder has occurred and is continuing, each Borrower hereby appoints the Lender as attorney-in-fact to direct each insurer under any Insurance Policy obtained by each Borrower to the User with respect to any Equipment that the Lender shall be sole loss payee with respect thereto.

     g. Each and every right, remedy and power granted to Lender hereunder shall be cumulative and in addition to any other right, remedy or power not herein specifically granted or now or hereafter existing in equity, at law, by virtue of statue or otherwise and may be exercised by Lender from time to time concurrently or independently as often and in such order as Lender may deem expedient. Any failure or delay on the part of Lender in exercising any such right, remedy or power, or abandonment, or discontinuance of steps to enforce the same shall not operate as a waiver thereof or affect Lender's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

     Section 16. Indemnification. Each Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs, and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of (i) any of the Documents or the breach by either Borrower of any of its representations, warranties and covenants contained in this Agreement or any transaction contemplated hereby resulting from anything other than the Lender's willful misconduct or gross negligence or (ii) any product liability claims relating to any Contract, any User or any Equipment whatsoever. Each Borrower also agrees to reimburse the Lender for all reasonable expenses in connection with the enforcement of any or all of the Documents, including this indemnification provision and including without limitation the reasonable fees and disbursements of counsel. Each Borrower's agreements in this Section shall survive the payment in full of the Secured Grid Note and the expiration or termination of this Agreement. Each Borrower hereby acknowledges that, notwithstanding the fact that the Secured Grid Note is secured by the Collateral, the obligations of each Borrower under the Secured Grid Note and the Documents are recourse obligations of such Borrower.

     Section 17. Custodian. Lender shall have the right at any time to utilize a custodial agent, including the Custodian, acceptable to Lender to maintain custody of the Collateral. Such custodial arrangement shall include the Custodian's usual and customary charges. Each Borrower agrees not to interfere with the custodial agent's performance of its duties under the custodial agreement, including the Custodial Agreement, or to take any action that would be inconsistent in any way with the terms of such custodial agreement, including the Custodial Agreement. Each Borrower will pay all costs and expenses of the custodial agent, including the Custodian and Lender in entering into and maintaining or enforcing the custodial agreement.

     Section 18. Partial Release. Upon the payment in full of any Advance (including, without limitation, any interest or other amounts payable by the Borrowers with respect to such Advance) in accordance with the provisions hereof, the security interest hereunder with respect to the Collateral pledged on the related Funding Date shall terminate, and the Lender, at the expense of the Borrowers, will execute and deliver to the Borrowers the proper instruments (including UCC termination or partial release statements, as applicable) acknowledging the termination of such security interest, and will (or will direct the Custodian to) duly assign, transfer and deliver (without recourse, representation or warranty) such of the related Collateral as may be in the possession of the Lender (or such Custodian) and which has not theretofore been sold or otherwise applied or released pursuant to this Agreement, to the Borrowers, and shall take such other action as the Borrowers may reasonably request to effectuate the foregoing.

     Section 19. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Loan or any Advance is rescinded or must otherwise by restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for any Borrower or any substantial part of any Borrower's assets, or otherwise, all as though such payments had not been made.

     Section 20. Power of Attorney. Each Borrower hereby authorizes the Lender, at such Borrower's expense, to file such financing statement or statements relating to the Collateral without such Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as such Borrower's attorney-in-fact to execute any such financing statement or statements in such Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of such Borrower as its attorney-in-fact. In addition, Lender may bill each User directly for all charges for and make collections on the Equipment pursuant to each Contract. For purposes hereof, Lender may deliver to the Users any Notices of Assignments in Lender's or Custodian's possession and execute each Borrower's name on any Notice of Assignment in the form attached hereto and deliver the same to the Users. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted shall only be effective during the occurrence and continuance of any Event of Default hereunder.

     Section 21. Governing Law; Agreement Constitutes Security Agreement. This Agreement is intended by the parties hereto to be governed by New York law, but not the conflicts of law provisions thereof, and to constitute a security agreement within the meaning of the UCC.

     Section 22. Assignment. The rights of the Lender in the Collateral and under the Secured Grid Note, this Agreement and the other Documents may be assigned to any Person.

     Section 23. Notices. Any notices, consents, directions, demands and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered at or sent via facsimile to the respective addresses or facsimile numbers, as the case may be, set forth on the signature page hereof for the Lender, the Borrowers or to such other address or facsimile number as to which any party shall give notice to the other parties pursuant to this Section 23. Notice to one Borrower shall be deemed notice to the other Borrower.

          Section 24. Amendments. This Agreement may be amended from time to time only by written agreement of the Lender and the Borrowers. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

          Section 25. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable, the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

          Section 26. Entire Agreement; Amendment and Restatement. (a) This Agreement, the Warehouse Agreement and the Documents contain the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          b. This Agreement amends and restates the Warehouse Agreement in its entirety. The parties intend not to effect a novation of the obligations of the Borrowers under the Warehouse Agreement, but merely to constitute a restatement and, where applicable, an amendment to the terms of the Warehouse Agreement. To the extent inconsistent terms and provisions exist between the Warehouse Agreement and this Agreement, then the terms and provisions of this Agreement shall control.

          Section 27. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Section 23 hereof.

          Section 28. Submission to Jurisdiction; Waiver of Trial by Jury. With respect to any claim arising out of this Agreement (a) each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and (b) each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LENDER AND EACH BORROWER EACH IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING

OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

          Section 29. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                           HYPERCOM CORPORATION

                                           2851 West Kathleen Road
                                           Phoenix, Arizona 85053
                                           Attn:
                                           Facsimile No.

                                           By: /s/ Scott Tsufim
                                               ------------------------------
                                           Name:  Scott Tsufim
                                           Title: VP Finance & Treasurer


                                           HYPERCOM FINANCIAL, INC.
                                           2851 West Kathleen Road
                                           Phoenix, Arizona 85053
                                           Attn:
                                           Facsimile No.

                                           By: /s/ Jonathon E. Killmer
                                               ------------------------------
                                           Name:  Jonathon E. Killmer
                                           Title: President


                                           TOKYO LEASING (U.S.A.) INC.
                                           2 Gannett Drive
                                           White Plains, New York 10604
                                           Attn:  Mr. Tokihiko Nakata
                                           Facsimile No. (914) 697-9034

                                           By: /s/ Tokihiko Nakata
                                               -----------------------------
                                           Name:  Tokihiko Nakata
                                           Title: Vice President

State of Arizona
County of Maricopa

On the 7th day of January in the year 2000 before me, the undersigned, personally appeared Scott Tsujita, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City/Town of Phoenix, Maricopa County, AZ.

/s/ Bobbi Sue Case                                [SEAL]
------------------                                "OFFICIAL SEAL"
Signature and Office of Individual                Bobbi Sue Case
taking acknowledgment                             Notary Public-Arizona
                                                  Maricopa County
                                                  My Commission Expires 8/25/01


State of Arizona
County of Maricopa

On the 7th day of January in the year 2000 before me, the undersigned, personally appeared Jonathon Killmer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City/Town of Phoenix, Maricopa County, AZ.

/s/ Bobbi Sue Case                                [SEAL]
------------------                                "OFFICIAL SEAL"
Signature and Office of Individual                Bobbi Sue Case
taking acknowledgment                             Notary Public-Arizona
                                                  Maricopa County
                                                  My Commission Expires 8/25/01


State of New York
County of Westchester

On the 24th day of January in the year 2000 before me, the undersigned, personally appeared Tokihiko Nakata, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Michael J. Vitolo
---------------------
Signature and Office of Individual
taking acknowledgment

[SEAL]
MICHAEL J. VITOLO
NOTARY PUBLIC, State of New York
No. 02VI5085121
Qualified in Westchester County
Commission Expires Sept. 15, 2001

                                   EXHIBIT A

                 FORM OF AMENDED AND RESTATED SECURED GRID NOTE

                     Amended and Restated Secured Grid Note

Up to $10,000,000.00                                       as of January 7, 2000

         FOR VALUE RECEIVED, the undersigned, HYPERCOM CORPORATION, a corporation organized under the laws of the State of Delaware, whose address is 2851 West Kathleen Road, Phoenix, Arizona 85053 and HYPERCOM FINANCIAL, INC., a corporation organized under the laws of the State of Arizona, whose address is 90 2851 West Kathleen Road, Phoenix, Arizona 85053 (jointly and severally the "Borrowers"), promise to pay to the order of TOKYO LEASING (U.S.A.) INC., a Delaware corporation, whose address is 2 Gannett Drive, White Plains, New York 10604 (the "Lender") or any subsequent holder of this Note (the "Holder"), in lawful money of the United States of America, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or the aggregate unpaid principal amount of all Advances made to the Borrowers by the Lender pursuant to the Warehouse Agreement (hereinafter defined), whichever is less, on the Maturity Date (defined in the Warehouse Agreement) plus interest thereon from the date of such Advances, in like money, as follows:

         GENERAL TERMS: Capitalized terms used herein and not defined herein shall have the definitions given them in the Amended and Restated Warehouse and Security Agreement, dated as of January 7, 2000 between the Borrowers and the Lender (the "Warehouse Agreement").

         (a) The Lender hereby agrees to loan to the Borrowers up to $10,000,000.00 to be loaned in minimum amounts of $500,000.00 (each, an "Advance") as entered on the Schedule of Advances attached hereto (all such Advances, in the aggregate, the "Loan"). The amount of each Advance shall not be more than the Discounted Contract Principal Balance (measured as of the last day of the month immediately preceding such Funding Date) of the Contracts identified on the Contract Schedule(s) which the Borrower shall deliver to the Lender not later than 3:00 p.m. (New York Time) on the fifth
     (5th) Business Day prior to the Funding Date for such Advance. Each Advance shall bear interest from and including the Funding Date through and excluding the Maturity Date at the Funding Rate determined in the accordance with the Warehouse Agreement and as set forth on the attached Schedule of Advances.

         (b) All Advances shall mature on the earlier to occur of (i) the Facility Termination Date and (ii) the date of on which the Borrowers issue Investor Certificates with respect to the related Contracts or, in the case of clause (ii), the Advances evidenced by the Secured Grid Note shall become payable in an amount equal to the sum of the Discounted Contract Principal Balances for each Contract included in such securitization.

         (c)  The Loan is pre-payable as provided in the Warehouse Agreement.

         (d) All indebtedness evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date. If any Advance is not repaid in whole on the Maturity Date, such Advance shall, commencing on the Maturity Date, bear interest at the Default Rate.

         (e) In the event any Advance is not repaid in whole on or prior to the Maturity Date, such Advance shall then become immediately due and payable, and in such event or upon the occurrence of any other Event of Default the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC and exercise all other rights and remedies set forth in the Warehouse Agreement and the other Documents.

         (f) Interest and principal for each Advance shall be paid as provided in the Agreement. The minimum monthly principal payment for each Advance shall be set forth in an amortization schedule delivered by the Borrowers and approved by the Lender, which amortization schedule may be attached to this Note.

         (g) All interest shall be calculated daily as 1/360 of the annual interest due on the principal balance of each Advance outstanding as of the close of business on the immediately preceding Business Day.

         ENDORSEMENT OF THE SCHEDULE OF ADVANCES AND SCHEDULE OF PAYMENTS: Each Borrower hereby authorizes the Lender to endorse on the Schedule of Advances annexed to this Note the amount of all Advances made to the Borrowers and the Funding Rate applicable to such Advance and on the Schedule of Payments annexed hereto all payments of principal amounts in respect of such Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Advances; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrowers under the Warehouse Agreement or this Note.

THIS NOTE IS SUBJECT TO MANDATORY PREPAYMENT AS DESCRIBED IN THE WAREHOUSE AGREEMENT

         DEFAULT RATE. If any Advance is not paid as provided in the Warehouse Agreement, the remaining balance of such Advance shall accrue interest at the Default Rate as defined in the Warehouse Agreement until such Advance is paid as provided in the Warehouse Agreement.

         MAXIMUM RATE OF INTEREST: It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on any Advance evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal of the applicable Advance, in inverse order of maturity, or, at the lawfully exercised option of the Lender, returned to the Borrowers.

          PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the first paragraph of this Note, or to such other place as the Holder may from time to time direct by written notice to the Borrowers (notice to one Borrower shall be deemed notice to both Borrowers).

          PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrowers via wire transfer initiated after 12:00 noon (New York City Time) shall be deemed to be received on the next Business Day. Each Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through final, unreviewable appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. If any suit or action be instituted to enforce this Note, each Borrower promises to pay, in addition to the cost and disbursements otherwise allowed by law, such sums as the court may adjudge reasonable attorneys' fees in such suit or action.

          SECURITY; RECOURSE: This Note is issued pursuant to the Warehouse Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that such Borrower's obligations under this Note and the other documents are recourse obligations of such Borrower to which such Borrower pledges their full faith and credit.

          DEFAULTS: The failure to exercise any of the rights and remedies set forth in the Warehouse Agreement or the other Documents shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

          WAIVERS: The Borrowers, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against one or both Borrowers or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of either Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of either Borrower; provided, however, the Lender and a Borrower, by written agreement between them, may affect the liability of such Borrower.

          TERMINOLOGY: Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

          WAREHOUSE AGREEMENT: This Note is the Secured Grid Note referred to in the Warehouse Agreement. Reference is made to the Warehouse Agreement for provisions as to mandatory principal repayments, collateral and acceleration. In the event of a conflict between the terms of this Note set forth herein, and the terms of this Note as set forth in the Warehouse Agreement, the latter shall govern.

          APPLICABLE LAW: This Note shall be governed by and construed under the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the New York Supreme Court for the County of New York, or in the District Court of the United States for the Southern District of New York.

          AMENDED AND RESTATED NOTE: This Amended and Restated Secured Grid
Note is secured by the Collateral referred to in the Warehouse Agreement.

HYPERCOM FINANCIAL, INC.                HYPERCOM CORPORATION

By:                                     By:
    -------------------------------         ------------------------------------
Name:                                   Name:
Title:                                  Title:

State of _____________
County of ______________

On the ______ day of January in the year 2000 before me, the undersigned, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City/Town of ___________, __________ County, ___________.



__________________________________
Signature and Office of Individual
taking acknowledgment




State of _____________
County of ______________

On the ______ day of January in the year 2000 before me, the undersigned, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City/Town of ___________, __________ County, ___________.



__________________________________
Signature and Office of Individual
taking acknowledgment

                                   SCHEDULE I

                              Schedule of Advances


                                                                 Funding
Date                               Amount                         Rate
____________________               $                                %

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

____________________               $

                                  SCHEDULE II

                              Schedule of Payments

                                   EXHIBIT B

                           FORM OF BORROWING REQUEST

Date: ____________

Tokyo Leasing (U.S.A.) Inc.
2 Gannett Drive
White Plains, New York 10604

Attn:  Mr.

Fax:   (914) 697-9034

RE: Amended and Restated Warehouse and Security Agreement by and between Hypercom Corporation ("Corporation") and Hypercom Financial, Inc. (the "Hypercom Financial", Corporation and Hypercom Financial, jointly and severally hereinafter collectively "Hypercom") and Tokyo Leasing (U.S.A.) Inc. (the "Lender") dated as of January 7, 2000 (the "Agreement").

Pursuant to Section 2(a) of the Agreement, Hypercom hereby requests an Advance in the principal amount of $_______ to be made on _________, 19__.

The Funding Rate for the Advance shall be a fixed per annum rate of interest calculated as provided in the Agreement based upon 3.8% above the U.S. Treasury Yield.

The undersigned hereby certify that (i) the representations, warranties and covenants contained in the Agreement are true and correct as of the date hereof,
(ii) each Borrower (as defined in the Agreement) has performed all agreements contained in the Agreement to be performed on its part at or prior to the date hereof, (iii) no Event of Default has occurred and is continuing and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default and (iv) no proceeding is pending which would prohibit consummation of the transactions contemplated by the Agreement.

The undersigned further certify that the Equipment being purchased and/or for which purchase Hypercom is seeking reimbursement with the proceeds of the Advance, and the Contracts related to such Equipment (such Equipment and Contracts constitute being part of the Collateral in which Hypercom will grant a security interest to Lender in connection with the Advance) are described in Schedule A attached hereto.

All of the information set forth opposite the description of the Equipment and Contracts in Schedule A is true and correct.

Hypercom hereby instructs Lender to disburse the proceeds of the Advance by wire transfer of immediately available funds to the account and bank indicated below:

     Account No. __________________________
     Bank _________________________________
     Bank Address _________________________
     ______________________________________
     ______________________________________
     ABA No. ______________________________

Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

HYPERCOM CORPORATION                    HYPERCOM FINANCIAL, INC.


By:    ______________________            By:    _________________________
Name:  ______________________            Name:
Title:                                   Title:

                                   SCHEDULE A
                              TO BORROWING REQUEST

Contract: Dated as of ________________________ [to the extent of Schedule __] User Name and Address:
Account No. of Contract:
Equipment Type and Description:
Term:
Discounted Contract Principal Balance:
Equipment Cost:
Rental Payment Schedule:

Summary:

Special Provisions:

                                   EXHIBIT C

                       FORM OF BORROWERS' COUNSEL OPINION

                                                  January 7, 2000

Tokyo Leasing (U.S.A.) Inc.
2 Gannett Drive
White Plains, New York 10604

     Re:  Assignment, Assumption and Ratification Agreement and
          $10,000,000 Warehouse Facility and $5,000,000 Warehouse Facility

Gentlemen:

     I have examined an executed copy of each of (i) the Amended and Restated Warehouse and Security Agreement, between Hypercom Corporation ("Hypercom"), Hypercom Financial, Inc. ("Hypercom Financial") and you, dated as of January 7, 2000 providing for a $10,000,000 Warehouse Credit Facility (the "$10,000,000 Warehouse Agreement"), (ii) the Amended and Restated Warehouse and Security Agreement, between Hypercom, Hypercom Financial and you, dated as of January 7, 2000 providing for a $5,000,000 Warehouse Credit Facility (the "$5,000,000 Warehouse Agreement"), (iii) the Amended and Restated Secured Promissory Grid Note dated as of January 7, 2000 executed by Hypercom and Hypercom Financial and payable to you in the original principal amount of $10,000,000 (the "$10,000,000 Note"), (iv) the Amended and Restated Secured Promissory Grid Note dated as of January 7, 2000 executed by Hypercom and Hypercom Financial and payable to you in the original principal amount of $5,000,000 (the "$5,000,000 Note") and (v) the Assignment, Assumption and Ratification Agreement dated as of January 7, 2000 executed by Hypercom, Hypercom Financial, you and others, (the "Assignment Agreement")(the $10,000,000 Warehouse Agreement, the $5,000,000 Warehouse Agreement, the $10,000,000 Note, the $5,000,000 Note, the Assignment Agreement, and the other Documents (as defined in the $10,000,000 Warehouse Agreement, $5,000,000 Warehouse Agreement and the Assignment Agreement, collectively, the "Agreements").

     Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Agreements.

     I have further examined original, photostatic or certified copies of all such corporate records of Hypercom and Hypercom Financial, and such certificates of public officials, certificates of corporate officers and other documents, and such questions of law, as I have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In making my examinations and rendering the opinions herein expressed, I have made the following assumptions:

     (1) The parties to the Agreements (other than Hypercom and Hypercom Financial) have the power to enter into and perform all of their respective obligations thereunder;

     (2) The due authorization, execution and delivery of the Agreements by the parties thereto (other than Hypercom and Hypercom Financial), and the validity and binding effect on the parties thereto (other than Hypercom and Hypercom Financial) of the Agreements;

     (3)  The genuineness of all signatures;

     (4) The authenticity of all documents submitted to me as originals and the conformity to originals of all documents submitted to me as copies.

     The opinions expressed in numbered paragraph 3 below with respect to the enforceability of the Agreements are subject to the following additional qualifications:

     (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally; and

     (b) The application of general principles of equity, including but not limited to, the right to specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

     Based upon the foregoing and subject to the last paragraph hereof, I am of the opinion that:

     (1) Hypercom has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business in the States of Connecticut, Delaware and Arizona. Hypercom has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Agreements executed by Hypercom.

     (2) Hypercom Financial has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Arizona, and is qualified to do business in the States of Connecticut and Arizona. Hypercom Financial has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Agreements executed by Hypercom Financial.

     (3) The Agreements have been duly and validly authorized, executed and delivered by Hypercom and Hypercom Financial and all requisite action having been taken with respect thereto, and the Agreements constitute valid, legal and binding agreements of Hypercom and Hypercom Financial, respectively, enforceable against each of them in accordance with their terms.

(4) Neither the execution, delivery nor performance by Hypercom and Hypercom Financial, respectively of the Agreements conflicts or will conflict with or results in a breach of, or constitutes or will constitute a default under (i) in the case of the Hypercom and Hypercom Financial, any term or provision of their respective organizational documents, including, but not limited to, the Certificate of Incorporation and By-Laws of Hypercom and Hypercom Financial; (ii) any term or provision of any agreement, contract, instrument or indenture, to which Hypercom and Hypercom Financial, is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over any of them.

(5) No consent, approval, authorization or order of, registration or filing with, or notice to, any court, governmental agency or body or other tribunal is required for the execution, delivery and performance by Hypercom and Hypercom Financial of the Agreements executed by it or the consummation of any other transaction contemplated by the Agreements, except such which have been obtained.

(6) There are no actions, proceedings or investigations pending or, to my knowledge, threatened against Hypercom and Hypercom Financial before any court, governmental agency or body or other tribunal asserting the invalidity of the Agreements executed by them which would materially and adversely affect the performance by any of them of their obligations under, or the validity or enforceability of, the Agreements.

(7) The provisions of the $10,000,000 Warehouse Agreement and the $5,000,000 Warehouse Agreement are effective to create a valid security interest in the Contracts and the rentals payable thereunder (the "Contract Collateral") and, upon filing of UCC financing statements against Hypercom and Hypercom Financial with the Secretary of State of the States of Arizona and Connecticut covering the Contract Collateral in which a lien has been granted, and possession of the chattel paper originals of the Contracts, such security interest will be a first priority perfected security interest in all Contract Collateral covered by such filings or recordings. Upon filing of UCC financing statements against Hypercom and Hypercom Financial with the appropriate government offices in Connecticut, Arizona and each jurisdiction where any of the Equipment is located, such security interest will be a first priority security interest in the Equipment covered by such filings and recordings.

     This Opinion is furnished solely for the benefit of the addressee hereof and its successors and assigns.


                                             Very truly yours,

                                   EXHIBIT D



                    FORM OF BORROWER'S NOTICE OF ASSIGNMENT



                    Form of Borrower's Notice of Assignment


       (Hypercom Corporation and/or Hypercom Financial, Inc. Letterhead)


[Date]

(Name and Address of User)

     This will serve as notice to you that all rights (but none of the obligations) of Hypercom Corporation and Hypercom Financial, Inc. in and to the following Contract Schedule(s), together with the right to receive all rentals and all other payments due from you under Schedules Nos. __________________ to Lease No. __________________ between you and either Hypercom Corporation or Hypercom Financial, Inc. for the credit card authorization equipment as listed on the Contract Schedule(s) and Lease(s), have been assigned to TOKYO LEASING (U.S.A.) INC. Until you are directed otherwise by TOKYO LEASING (U.S.A.) INC., your rental and all other payments should be forwarded by wire transfer directly to TOKYO LEASING (U.S.A.) INC., Dai-Ichi Kangyo Bank, Ltd., Account Number 10-740-004200, ABA# 0260-0430-7.

     In the event of this assignment, all ACH automatic debit activity on this account previously authorized by you to Golden Eagle will be performed by Tokyo Leasing (U.S.A.) Inc. and you authorize Tokyo Leasing (U.S.A.) Inc. to perform such ACH automatic debit.

     Please sign and return and enclosed copy of this notice to TOKYO LEASING (U.S.A.) INC. at its address at 2 Gannett Drive, White Plains, New York 10604-3404..

HYPERCOM CORPORATION                      HYPERCOM FINANCIAL, INC.


By: __________________________________    By: __________________________________

Name: ________________________________    Name: ________________________________

Title: _______________________________    Title: _______________________________

TOKYO LEASING (U.S.A.) INC.


By: __________________________________

Name: ________________________________

Title: _______________________________



     The undersigned acknowledges receipt of notice of the assignment referenced above and consents to the performance by Tokyo Leasing (U.S.A.) Inc of the ACH automatic debit activity.

                                          ______________________________________
                                          (User) (Guarantor)

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   EXHIBIT E

                    FORM OF COVENANT COMPLIANCE CERTIFICATE

                          FOR THE FISCAL PERIOD ENDING
                         [_____________] [___], 19[__]

     The Borrowers have maintained a Net Worth determined on a consolidated basis, in the aggregate, at least equal to $1,500,000.

     Consolidated total assets of the Borrowers                  _______________

     less: the sum of any amounts attributable to:
           good will                                             _______________
           intangible items (such as unamortized
           debt discount and expense, patents, trade
           and service marks and names, copyrights
           and research and development expenses
           except prepaid expenses                               _______________
           all reserves not already deducted from assets         _______________
           any write-up in the book value of assets
           resulting from any revaluation thereof of
           Borrowers' financial statements previously
           delivered to the Lender                               _______________

     plus: all obligations that in accordance with
           generally accepted accounting principles
           are classified as liabilities on the consolidated
           balance sheet of the Borrowers, including in any
           event all indebtedness                                _______________

           NET WORTH                                             _______________

     NET WORTH IS GREATER THAN OR EQUAL TO $1,500,000.

     For any three (3) consecutive months, the Borrowers have not permitted the average Annualized Default Rate to be greater than or equal to eight percent (8.0%).

     Month 1:
     the outstanding Discounted Principal Balance of all
     Contracts more than one hundred twenty 120)days
     in default, calculated as of the last day of the month 1   ________________
minus
     the total of any recoveries and payments received on
     account of such defaulted Contract in such month 1         ________________
divided
     the outstanding Discounted Contract Principal Balance
     of all Contracts serving as Collateral for the Loan        ________________

     ANNUALIZED DEFAULT RATE FOR MONTH 1                        ________________

     Month 2:
     the outstanding Discounted Principal Balance of all
     Contracts more than one hundred twenty (120) days in
     default, calculated as of the last day of the month 2      ________________
minus
     the total of any recoveries and payments received on
     account of such defaulted Contract in such month 2         ________________
divided
     the outstanding Discounted Contract Principal Balance
     of all Contracts serving as Collateral for the Loan        ________________

     ANNUALIZED DEFAULT RATE FOR MONTH 2                        ________________

     Month 3:
     the outstanding Discounted Principal Balance of all
     Contracts more than one hundred twenty (120) days in
     default, calculated as of the last day of the month 3      ________________
minus
     the total of any recoveries and payments received on
     account of such defaulted Contract in such month 3         ________________
divided
     the outstanding Discounted Contract Principal Balance
     of all Contracts serving as Collateral for the Loan        ________________

     ANNUALIZED DEFAULT RATE FOR MONTH 3                        ________________

ANNUALIZED DEFAULT RATE FOR MONTH 1 +
ANNUALIZED DEFAULT RATE FOR MONTH 2 +
ANNUALIZED DEFAULT RATE FOR MONTH 3                               ______________

divided by 3                                                      ______________

     AVERAGE ANNUALIZED DEFAULT RATE IS NOT GREATER THAN OR EQUAL TO EIGHT PERCENT (8.0%).

     For any three consecutive months, the Borrowers have not permitted the outstanding Discounted Contract Principal Balance of Delinquent Contracts to exceed ten percent (10%) of the outstanding Discounted Contract Principal Balance of all Contracts serving as Collateral for the Loan.

     Month 1:
     the outstanding Discounted Principal Balance of Delinquent
     Contracts, calculated as of the last day of the month 1      ______________
divided by
     the outstanding Discounted Contract Principal Balance of
     all Contracts                                                ______________

     RATIO FOR MONTH 1                                            ______________

     Month 2:
     the outstanding Discounted Principal Balance of Delinquent
     Contracts, calculated as of the last day of the month 2      ______________
divided by
     the outstanding Discounted Contract Principal Balance of
     all Contracts                                                ______________

     RATIO FOR MONTH 2                                            ______________

     Month 3:
     the outstanding Discounted Principal Balance of Delinquent
     Contracts, calculated as of the last day of the month 3      ______________
divided by
     the outstanding Discounted Contract Principal Balance of
     all Contracts                                                ______________

     RATIO FOR MONTH 3                                            ______________

RATIO FOR MONTH 1 + RATIO FOR MONTH 2 +
RATIO FOR MONTH 3                                                --------------

divided by 3                                                     --------------


     THE AVERAGE OUTSTANDING DISCOUNTED CONTRACT PRINCIPAL BALANCE OF DELINQUENT CONTRACTS DOES NOT EXCEED TEN PERCENT (10%) OF THE OUTSTANDING DISCOUNTED CONTRACT PRINCIPAL BALANCE OF ALL CONTRACTS.


------------------------------ , the ------------ of Hypercom Corporation and
------------------------------ , the ------------ of Hypercom Financial, Inc. do
hereby certify that the information contained herein is true and correct and no Default or Event of Default has occurred and is continuing on the date hereof.


Date [ --------------- ] [---], 2000[--]


                                        ---------------------------------------
                                        Name:
                                        Date:



                                        ---------------------------------------
                                        Name:
                                        Date:

                          TOKYO LEASING (U.S.A.) INC.
                                2 Gannett Drive
                          White Plains, New York 10604

                                                            As of April 28, 2000

Hypercom Corporation
Golden Eagle Leasing, Inc.
2851 West Kathleen Road
Phoenix, Arizona 85053

                  Re: Extension

Gentlemen:

     Reference is made to the Amended and Restated Warehouse and Security Agreement dated as of January 7, 2000 between Hypercom Corporation and Hypercom Financial, Inc. now known as Golden Eagle Leasing, Inc. (jointly and severally the "Companies") and Tokyo Leasing (U.S.A.) Inc. ("TLUSA"), establishing a $10,000,000.00 facility (the "Agreement").

     The Companies have requested that the Agreement and all Documents (as defined in the Agreement) and Loan Documents (as defined in the Agreement) and all other documents and agreements that were delivered in connection with the Agreement, the Documents and the Loan Documents, as the same may have from time to time been amended (collectively, the "Facility Documents") be modified as set forth below and TLUSA has agreed to such modification. Terms not otherwise defined in this extension letter (the "Letter") shall have the meaning set forth for such term in the Agreement.

     TLUSA and the Companies agree that, as of the date of this Letter, the Facility Termination Date (as defined in the Agreement) shall be extended to May 31, 2000.

     The execution, delivery and performance by the Companies of this Letter and the Facility Documents amended hereby, have been duly authorized by all necessary corporate action.

     This Letter and the Facility Documents, as amended hereby, constitute the legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with their respective terms.

     This Letter shall become effective when (1) TLUSA and the Companies shall have duly executed the same copy or counterpart copies of this Letter and delivered the executed copies to Michael J. Vitolo, Esq. at Thacher Proffitt & Wood ("TPW"), 50 Main Street, White Plains, NY 10606 and (2) the Companies shall have delivered to TPW a check in the amount of $1,000 payable to the order of Thacher Proffitt & Wood on account of the TLUSA's legal fees to date incurred in connection with this Letter and other matters in connection therewith.

     Upon satisfaction of the conditions set forth in the preceding paragraph, the extension to the Agreement and the other Facility Documents shall be effective and enforceable. Nothing herein contained or implied shall be construed as a modification of any other provision of any of the Agreement, any other Facility Document or any other document executed in connection with the Facility Documents.

     The representations and warranties made by the Companies contained in the Agreement and the other Facility Documents continue to be true and correct and no event of default, and no event which with the giving of notice or lapse of time or both would become an event of default, has occurred or is continuing under the Agreement or any other Facility Document.

     The Companies hereby ratify and confirms in all respects and without condition all of the terms and provisions of the Agreement and the other Facility Documents, as modified herein, and agrees that said terms and provisions, except to the extent expressly modified herein or therein, continue in full force and effect.

     This Letter shall be binding upon the Companies and their respective successors and assigns and shall inure to the benefit of TLUSA and its successors and assigns.

     If this Letter is acceptable, please acknowledge your agreement to the terms of this Letter and return the acknowledged copy to me by the date first above mentioned.

                                      Sincerely,

                                      /s/ Tokihiko Nakata
                                      ----------------------------------------
                                      Name:  Tokihiko Nakata
                                      Title: Vice President


This Letter is agreed to by:          HYPERCOM CORPORATION


                                      /s/ Chris Alexander
                                      ----------------------------------------
                                      By:   Chris Alexander
                                      Its:  President, Transaction Systems Group
                                      Date: April  28 , 2000
                                                  ----

                                      GOLDEN EAGLE LEASING, INC., formerly
                                      known as Hypercom Financial, Inc.


                                      /s/ Lisa Lester
                                      ----------------------------------------
                                      By:   Lisa Lester
                                      Its:  CFO
                                      Date: April  28 , 2000
                                                  ----

                           TOKYO LEASING (U.S.A) INC.
                                2 Gannett Drive
                          White Plains, New York 10604

                                                              As of May 26, 2000

Hypercom Corporation
Golden Eagle Leasing, Inc.
2851 West Kathleen Road
Phoenix, Arizona 85053

                         Re: Extension and Modification

Gentlemen:

     Reference is made to the Amended and Restated Warehouse and Security Agreement dated as of January 7, 2000 between Hypercom Corporation and Hypercom Financial, Inc. now known as Golden Eagle Leasing, Inc. (jointly and severally the "Companies") and Tokyo Leasing (U.S.A.) Inc. ("TLUSA"), establishing a $10,000,000.00 facility (as amended from time to time, the "Agreement").

     The Companies have requested that the Agreement and all Documents (as defined in the Agreement) and Loan Documents (as defined in the Agreement) and all other documents and agreements that were delivered in connection with the Agreement, the Documents and the Loan Documents, as the same may have from time to time been amended (collectively, the "Facility Documents") be modified as set forth below and TLUSA has agreed to such modification. Terms not otherwise defined in this extension and modification letter (the "Letter") shall have the meaning set forth for such term in the Agreement.

     TLUSA and the Companies agree that, as of the date of this Letter, the Facility Termination Date (as defined in the Agreement) shall be extended to June 30, 2000.

     AS of the date of this Letter the following modifications to the Agreement, and the other Facility Documents are made:

     1. The definition of "Funding Rate" on page 6 of the Agreement is amended to read, in its entirety, as follows:

     "'Funding Rate' means, for each Advance, a per annum interest rate, at Borrowers' option, selected in the Borrowing Request, equal to (i) two and eighty five one hundredths percentage (2.85%) points above the U.S. Treasury Yield (rounded to the next highest one-eighth of one percent (1/8 of 1%) determined five (5) Business Days prior to the applicable Funding Date. Once established, the Funding Rate for an Advance will not adjust."

     2. Exhibit B attached to the Agreement is deleted in its entirety and an Exhibit B attached hereto is substituted in lieu thereof.

          The execution, delivery and performance by the Companies of this Letter and the Facility Documents amended hereby, have been duly authorized by all necessary corporate action.

          The Letter and the Facility Documents, as amended hereby, constitute the legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with their respective terms.

          This Letter shall become effective when (1) TLUSA and the Companies shall have duly executed the same copy or counterpart copies of this Letter and delivered the executed copies to Michael J. Vitolo, Esq. at Thacher Proffitt & Wood ("TPW"), 50 Main Street, White Plains, NY 10606, (2) the Companies shall have delivered to TLUSA a check in the amount of $4,166.67 payable to the order of Tokyo Leading (U.S.A.), as a one month extension fee of the Facility and (3) the Companies shall have delivered to TPW a check in the amount of $600.00 payable to the order of Thacher Proffitt & Wood on account of the TLUSA's legal fees to date incurred in connection with this Letter and other matters in connection therewith.

          Upon satisfaction of the conditions set forth in the preceding paragraph, the extension and modification to the Agreement and the other Facility Documents shall be effective and enforceable. Nothing herein contained or implied shall be construed as a modification of any other provision of the Agreement, any other Facility Document or any other document executed in connection with the Facility Documents.

          The representations and warranties made by the Companies contained in the Agreement and the other Facility Documents continue to be true and correct and no event of default, and no event which with the giving of notice or lapse of time or both would become an event of default, has occurred or is continuing under the Agreement or any other Facility Document.


          The Companies hereby ratify and confirms in all respects and without condition all of the terms and provisions of the Agreement and the other Facility Documents, as modified herein, and agrees that said terms and provisions, except to the extent expressly modified herein or therein, continue in full force and effect.

                  This Letter shall be binding upon the Companies and their respective successors and assigns and shall inure to the benefit of TLUSA and its successors and assigns.

          If this Letter is acceptable, please acknowledge your agreement to the terms of this Letter and return the acknowledged copy to me by the date first above mentioned.

                                        Sincerely,


                                        /s/ Tokihiko Nakata
                                        --------------------------------------
                                        Name: Tokihiko Nakata
                                        Title: Vice President

This Letter is agreed to by:            HYPERCOM CORPORATION

                                       (signature) /s/ Jonathon E. Killmer
                                       -----------------------------------------
                                       By: Jonathon E. Killmer
                                       Its: Executive VP
                                       Date: May 25, 2000

                                       GOLDEN EAGLE LEASING, INC., formerly
                                       known as Hypercom Financial, Inc.

                                       (signature) /s/ Jonathon E. Killmer
                                       -----------------------------------------
                                       By: Jonathon E. Killmer
                                       Its: President
                                       Date: May 25, 2000

                                   EXHIBIT B

                           FORM OF BORROWING REQUEST

Date: _____________________

Tokyo Leasing (U.S.A.) Inc.
2 Gannett Drive
White Plains, New York 10604

Attn:     Mr. Tokihiko Nakata

Fax:      (914) 697-9034

RE: Amended and Restated Warehouse and Security Agreement by and between Hypercom Corporation ("Corporation") and Hypercom Financial, Inc. (the "Hypercom Financial", Corporation and Hypercom Financial, jointly and severally hereinafter collectively "Hypercom") and Tokyo Leasing (U.S.A.) Inc. (the "Lender") dated as of January 7, 2000 (as amended from time to time, the "Agreement").

Pursuant to Section 2(a) of the Agreement, Hypercom hereby requests an Advance in the principal amount of $__________ to be made on __________, 20__.

The Funding Rate for the Advance shall be a fixed per annum rate of interest calculated as provided in the Agreement based upon 2.85% above the U.S. Treasury Yield.

The undersigned hereby certify that (i) the representations, warranties and covenants contained in the Agreement are true and correct as of the date hereof, (ii) each Borrower (as defined in the Agreement) has performed all agreements contained in the Agreement to be performed on its part at or prior to the date hereof, (iii) no Event of Default has occurred and is continuing and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default and (iv) no proceeding is pending which would prohibit consummation of the transactions contemplated by the Agreement.

The undersigned further certify that the Equipment being purchased and/or for which purchase Hypercom is seeking reimbursement with the proceeds of the Advance, and the Contracts related to such Equipment (such Equipment and Contracts constitute being part of the Collateral in which Hypercom will grant a security interest to Lender in connection with the Advance) are described in Schedule A attached hereto.

All of the information set forth opposite the description of the Equipment and Contracts in Schedule A is true and correct.

Hypercom hereby instructs Lender to disburse the proceeds of the Advance by wire transfer of immediately available funds to the account and bank indicated below:

          Account No. _______________________
          Bank ______________________________
          Bank Address ______________________
          ___________________________________
          ___________________________________
          ABA No. ___________________________

Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

HYPERCOM CORPORATION                   GOLDEN EAGLE LEASING, INC.

By: _______________________________    By: ____________________________________
Name: _____________________________    Name:
Title:                                 Title:

                                   SCHEDULE A
                              TO BORROWING REQUEST

Contract: Dated as of _________________________ [to the extent of Schedule __] User Name and Address:
Account No. of Contract:
Equipment Type and Description:
Term:
Discounted Contract Principal Balance:
Equipment Cost:
Rental Payment Schedule:

Summary:

Special Provisions:

                          TOKYO LEASING (U.S.A.) INC.
                                2 Gannett Drive
                         White Plains, New York  10604

                                                             As of June 29, 2000


Hypercom Corporation
Golden Eagle Leasing, Inc.
2851 West Kathleen Road
Phoenix, Arizona  85053

          Re: Extension

Gentlemen:

     Reference is made to the Amended and Restated Warehouse and Security Agreement dated as of January 7, 2000 between Hypercom Corporation and Hypercom Financial, Inc. now known as Golden Eagle Leasing, Inc. (jointly and severally the "Companies") and Tokyo Leasing (U.S.A.) Inc. ("TLUSA"), establishing a $10,000,000.00 facility (the "Agreement") to July 31, 2000 and reducing the interest rate to 2.85 percent above the Treasury Rate.

     The Companies have requested that the Agreement and all Documents (as defined in the Agreement) and Loan Documents (as defined in the Agreement) and all other documents and agreements that were delivered in connection with the Agreement, the Documents and the Loan Documents, as the same may have from time to time been amended (collectively, the "Facility Documents") be modified as set forth below and TLUSA has agreed to such modification. Terms not otherwise defined in this extension letter (the "Letter") shall have the meaning set forth for such term in the Agreement.

     TLUSA and the Companies agree that, as of the date of this Letter, the Facility Termination Date (as defined in the Agreement) shall be extended to July 31, 2000, subject to all amendments hereto.

     The execution, delivery and performance by the Companies of this Letter and the Facility Documents amended hereby, have been duly authorized by all necessary corporate action.

     This Letter and the Facility Documents, as amended hereby, constitute the legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with their respective terms.

     This Letter shall become effective when (1) TLUSA and the Companies shall have duly executed the same copy or counterpart copies of this Letter and delivered the executed copies to Michael J. Vitolo, Esq. at Thacher Proffitt & Wood ("TPW"), 50 Main Street, White Plains, NY 10606 and (2) the Companies shall have delivered to TLUSA a check in the amount of $4,166.67 payable to the order of Tokyo Leasing (U.S.A.), as a one month extension fee of the Facility.

     Upon satisfaction of the conditions set forth in the preceding paragraph, the extension to the Agreement and the other Facility Documents shall be effective and enforceable. Nothing herein contained or implied shall be construed as a modification of any other provision of any of the Agreement, any other Facility Document or any other document executed in connection with the Facility Documents.

     The representations and warranties made by the Companies contained in the Agreement and the other Facility Documents continue to be true and correct and no event of default, and no event which with the giving of notice or lapse of time or both would become an event of default, has occurred or is continuing under the Agreement or any other Facility Document.

     The Companies hereby ratify and confirms in all respects and without condition all of the terms and provisions of the Agreement and the other Facility Documents, as modified herein, and agrees that said terms and provisions, except to the extent expressly modified herein or therein, continue in full force and effect.

     This Letter shall be binding upon the Companies and their respective successors and assigns and shall inure to the benefit of TLUSA and its successors and assigns.

     If this Letter is acceptable, please acknowledge your agreement to the terms of this Letter and return the acknowledged copy to me by the date first above mentioned.

                              Sincerely,


                              /S/ Tokihiko Nakata
                              _________________________
                              Name:  Tokihiko Nakata
                              Title: Vice President


This Letter is agreed to by:  HYPERCOM CORPORATION

                              /S/ Jonathon Killmer
                              _________________________
                              Name:  Jonathon Killmer
                              Its:   Executive Vice President & CEO
                              Date:  June 28, 2000

                              GOLDEN EAGLE LEASING, INC., formerly
                              known as Hypercom Financial, Inc.


                              /S/ Jonathon Killmer
                              _________________________
                              Name:  Jonathon Killmer
                              Its:   President
                              Date:  June 28, 2000

================================================================================

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                        WAREHOUSE AND SECURITY AGREEMENT

                                    BETWEEN
                              HYPERCOM CORPORATION

                                      and

                          GOLDEN EAGLE LEASING, INC.,
                       formerly Hypercom Financial, Inc.,

                                               as Borrowers

                                      and

                         TOKYO LEASING (U.S.A.), INC.,
                                                  as Lender

                           Dated: as of July 31, 2000

================================================================================

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSE AND SECURITY AGREEMENT (the "Amendment") dated as of July 31, 2000, between HYPERCOM CORPORATION ("Hypercom"), a corporation organized and existing under the laws of the State of Delaware, having its principal office at 2851 West Kathleen Road, Phoenix, Arizona 85053 and GOLDEN EAGLE LEASING, INC. ("Golden Eagle"), a corporation organized and existing under the laws of the State of Arizona, having an office an 90 Grove Street, Ridgefield, Connecticut 06877 (Hypercom and Golden Eagle, jointly and severally, individually and collectively, the "Borrower") and TOKYO LEASING (U.S.A.), INC. (the "Lender") a corporation organized and existing under the laws of the State of Delaware, having an office at 2 Gannett Drive, White Plains, New York 10604.

                              W I T N E S S E T H:

     WHEREAS, the Hypercom and Hypercom Financial, Inc., now known as Golden Eagle Leasing, Inc. and the Lender entered into a certain Amended and Restated Warehouse and Security Agreement dated as of January 7, 2000 (the "Warehouse Agreement") wherein the Lender agreed to lend to the Borrower a loan or loans (collectively, the "Loans") in the aggregate principal amount at any one time outstanding not to exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00); and

     WHEREAS, the Facility Termination Date (as defined in the Warehouse Agreement) was April 30, 2000; WHEREAS, pursuant to an extension letter dated as of April 28, 2000 (the "First Amendment"), the Facility Termination Date was extended to May 31, 2000;

     WHEREAS, pursuant to an extension and modification letter dated as of May 26, 2000 (the "Second Amendment"), the Facility Termination Date was extended to June 30, 2000 and certain other changes to the Warehouse Agreement as amended by the First Amendment were made;

     WHEREAS, pursuant to an extension letter dated as of June 29, 2000 (the "Third Amendment"), the Facility Termination Date was extended to July 31, 2000 (the Warehouse Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, collectively referred to as the "Agreement");

     WHEREAS, the Lender and the Borrower desire to (i) increase the maximum principal amount of Loans which may be outstanding under the Note (as defined in the Agreement) and the Agreement at any one time outstanding to the principal sum of $20,000,000, (ii) extend the Facility Termination Date (as defined in the Agreement) to August 31, 2000 and (iii) amend certain other terms and provisions of the Agreement;

     NOW THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

          1. Subject to the conditions hereinafter set forth, the Lender hereby agrees to the amendments contained herein. This Amendment is conditioned upon
(i) the Lender's receipt
of a fee in the amount of $4,166.67 (the "Fee") in consideration of the Lender's agreement to the terms of this Amendment, (ii) the Lender's receipt of a fully executed original of this Amendment and the documents set forth in paragraph 8 below and (iii) receipt by Thacher Proffitt & Wood of all legal fees and disbursements in connection with the preparation of this Amendment and the documents set forth in paragraph 8 below (collectively, the "Conditions Precedent");

          2. Effective as of the date of this Amendment, all references to the sum of "$10,000,000" found in the Agreement, including the cover page, the first Whereas clause on page 1 of the Agreement, the Fourth Whereas clause on page 1 of the Agreement, the third line of Section 2(a) of the Agreement and the third line of Sectin 2(b) of the Agreement are deleted and the sum of "$20,000,000" is inserted in lieu thereof.

          3. Effective as of the date of this Amendment, the following definitions are deleted in their entirety from Section 1 of the Agreement and the following new definitions are inserted in lieu thereof their respective corresponding alphabetical position:

          "'Facility' means the funding facility in the amount of Twenty Million and no/100 Dollars ($20,000,000.00) established pursuant to this Agreement.

          'Facility Termination Date' means August 31, 2000.

          'Loan' means the borrowing under the Agreement constituted of one or more Advances up to an aggregate outstanding amount of $20,000,000."

          4. Effective as of date of this Amendment, the form of "Borrowing Request" as referred to in Section 1 of the Agreement and as set forth in Exhibit B to the Agreement, is hereby replaced by the Borrowing Request in the form annexed to this Amendment as Exhibit B.

          5. Effective as of the date of this Amendment, the form of "Secured Grid Note" as referred to in Section 1 of the Agreement and as set forth in Exhibit A to the Agreement, is replaced by the form of Replacement Amended and Restated Secured Grid Note annexed to this Amendment as Exhibit A.

          6. Effective as of the date of this Amendment, Section 2(j) of the Agreement is deleted in its entirety and the following new Section 2(j) is inserted in lieu thereof:

     "j. The Borrowers shall pay to the Lender a commitment fee (calculated on the basis of a year of 360 days for the actual number of days elapsed) on the daily average of the Unused Facility (1) for the period from and including November 5, 1997 to April 30, 1998 at a rate per annum equal to 1/4 of one percent, (2) for the period from and including May 1, 1998 to October 31, 1998, at a rate per annum equal to 1/2 of one percent, (3) for the period from and including November 1, 1998 to July 31, 2000 at a rate per annum equal to 3/4 of one percent and (4) for the period from and including August 1, 2000 to the Facility Termination Date at a rate per annum equal to 1/2 of one percent. The accrued commitment fee shall be due and payable in arrears on the last day of each January, April, July and October, commencing on the first such date after November 5, 1997 and on the Facility Termination Date."

          7. By executing this Amendment, each Borrower confirms that there are no offsets or defenses to their respective obligations under the Loan Documents (as defined in the Agreement), as amended by this Amendment.

          8. The effectiveness of this Amendment is conditioned upon satisfaction of all Conditions Precedent and the receipt by the Lender on or before the date of this Amendment of (a) a certificate of an officer of each Borrower dated the date of this Amendment and certifying (i) that there have been no amendments to the Certificate of Incorporation or By-Laws of the Borrower since the date of the Agreement; (ii) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, the documents set forth in this paragraph 8 executed by it and such other documents as the Lender shall require (collectively, the "Amendment Documents") executed by the Borrower; (iii) that attached thereto is the incumbency and specimen signature of the officer of the Borrower executing this Amendment, the respective Amendment Documents executed by the Borrower, and any other documents and instruments furnished pursuant hereto or thereto and a certification by another officer of the Borrower as to the incumbency and signature of the officer of the Borrower, executing the Amendment Documents; (iv) that the representations and warranties set forth in Sections 7 and 10 of the Agreement, continue to be true, correct and complete as of the date of the certificate except for changes, none of which either alone or in conjunction with other changes materially adversely affects the Borrower, the Borrower's business or the ability of the Borrower to perform any of the obligations contained in any Loan Document or any Amendment Document; (v) that the Borrower has performed and complied with all of the agreements in the Loan Documents and the Amendment Documents required to be performed or complied with by it on or prior to the date of the certificate; and
(vi) that no Event of Default (as defined in the Agreement, as amended by this Amendment) or Default (as defined in the Agreement as amended by the Amendment) exists under the Agreement, any of the Loan Documents or the Amendment Documents; (b) a Replacement Amended and Restated Secured Grid Note executed by each Borrower; (c) an opinion of counsel for Borrower in form and substance satisfactory to the Lender and (d) such other documents, certificates, affidavits and agreements as the Lender may reasonably require.


          9. Each Borrower, as applicable, hereby represents and warrants as follows:

     (a) The execution, delivery and performance by it of this Amendment and each of the Amendment Documents executed by it, have been duly authorized by all necessary action; and

     (b) This Amendment and each of the Amendment Documents executed by it constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms.

         (c) The Agreement and the other Loan Documents as amended hereby, and the Amendment Documents, constitute the legal, valid and binding obligations of the Borrower, as applicable, enforceable against such party in accordance with its terms.

                  10. Except as specifically amended hereby, the Agreement, the Loan Documents, the Amendment Documents and the other documents executed and delivered in connection herewith and therewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  11. Each Borrower, jointly and severally, agrees to pay on demand all reasonable fees and expenses of the Lender in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Amendment, the Amendment Documents and the other instruments and documents to be delivered hereunder, including without limitation, the reasonable fees and expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder. The Borrower, jointly and severally, further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amendment Documents and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Agreement.

                  12. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned as fully and completely as if all had signed but one instrument.

        IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed on their behalf and in their respective corporate names by their duly authorized officers all as of the date first above written.



                                        HYPERCOM CORPORATION

                                        By: /s/ Scott Tsujita
                                           -----------------------------
                                        Name: Scott Tsujita
                                        Title: VP Finance & Treasurer

                                        GOLDEN EAGLE LEASING, INC., formerly
                                        known as Hypercom Financial, Inc.

                                        By: /s/ Jonathan E. Killmer
                                            ----------------------------
                                        Name: Jonathan E. Killmer
                                        Title: President

                                        TOKYO LEASING (U.S.A.), INC.

                                        By: /s/ Tokihiko Nakata
                                            ----------------------------
                                        Name: Tokihiko Nakata
                                        Title: Vice President



                                ACKNOWLEDGEMENT

State of New York      )
                       ss:
County of Westchester)

On the 3rd day of October in the year 2000 before me, the undersigned, personally appeared Tokihiko Nakata, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ [illegible]
---------------------------
Signature and Office of Individual
taking acknowledgement

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

On the 15th day of August in the year 2000 before me, the undersigned, personally appeared Jonathon Killmer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.

                                        [CHRISTY YOUNG NOTARY PUBLIC SEAL]

Christy Young
----------------------------------
Signature and Office of Individual
taking acknowledgment



STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

On the 15th day of August in the year 2000 before me, the undersigned, personally appeared Scott Tsujita, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.

                                        [CHRISTY YOUNG NOTARY PUBLIC SEAL]

Christy Young
----------------------------------
Signature and Office of Individual
taking acknowledgment

                                   EXHIBIT A

               REPLACEMENT AMENDED AND RESTATED SECURED GRID NOTE

Up to $20,000,000.00                                         as of July 31, 2000

         FOR VALUE RECEIVED, the undersigned, HYPERCOM CORPORATION, a corporation organized under the laws of the State of Delaware, whose address is 2851 West Kathleen Road, Phoenix, Arizona 85053 and GOLDEN EAGLE LEASING, INC., formerly known as Hypercom Financial, Inc., a corporation organized under the laws of the State of Arizona having an office at 90 Grove Street, Ridgefield, Connecticut 06877 (jointly and severally, the "Borrowers"), promise to pay to the order of TOKYO LEASING (U.S.A.) INC., a Delaware corporation, whose address is 2 Gannett Drive, White Plains, New York 10604 (the "Lender") or any subsequent holder of this Note (the "Holder"), in lawful money of the United States of America, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or the aggregate unpaid principal amount of all Advances made to the Borrowers by the Lender pursuant to the Warehouse Agreement (hereinafter defined), whichever is less, on the Maturity Date (defined in the Warehouse Agreement) plus interest thereon from the date of such Advances, in like money, as follows:

         GENERAL TERMS: Capitalized terms used herein and not defined herein shall have the definitions given them in the Amended and Restated Warehouse and Security Agreement, dated as of January 7, 2000 between the Borrowers and the Lender (as amended from time to time, the "Warehouse Agreement").

         (a) The Lender hereby agrees to loan to the Borrowers up to $20,000,000.00 to be loaned in minimum amounts of $500,000.00 (each, an "Advance") as entered on the Schedule of Advances attached hereto (all such Advances, in the aggregate, the "Loan"). The amount of each Advance shall not be more than the Discounted Contract Principal Balance (measured as of the last day of the month immediately preceding such Funding Date) of the Contracts identified on the Contract Schedule(s) which the Borrower shall deliver to the Lender not later than 3:00 p.m. (New York Time) on the fifth
    (5th) Business Day prior to the Funding Date for such Advance. Each Advance shall bear interest from and including the Funding Date through and excluding the Maturity Date at the Funding Rate determined in the accordance with the Warehouse Agreement and as set forth on the attached Schedule of Advances.

         (b) All Advances shall mature on the earlier to occur of (i) the Facility Termination Date and (ii) the date of on which the Borrowers issue Investor Certificates with respect to the related Contracts or, in the case of clause (ii), the Advances evidenced by the Replacement Amended and Restated Secured Grid Note shall become payable in an amount equal to the sum of the Discounted Contract Principal Balances for each Contract included in such securitization.

          (c)  The Loan is pre-payable as provided in the Warehouse Agreement.

          (d) All indebtedness evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date. If any Advance is not repaid in whole on the Maturity Date, such Advance shall, commencing on the Maturity Date, bear interest at the Default Rate.

          (e) In the event any Advance is not repaid in whole on or prior to the Maturity Date, such Advance shall then become immediately due and payable, and in such event or upon the occurrence of any other Event of Default the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC and exercise all other rights and remedies set forth in the Warehouse Agreement and the other Loan Documents.

          (f) Interest and principal for each Advance shall be paid as provided in the Agreement. The minimum monthly principal payment for each Advance shall be set forth in an amortization schedule delivered by the Borrowers and approved by the Lender, which amortization schedule may be attached to this Note.

          (g) All interest shall be calculated daily as 1/360 of the annual interest due on the principal balance of each Advance outstanding as of the close of business on the immediately preceding Business Day.

          ENDORSEMENT OF THE SCHEDULE OF ADVANCES AND SCHEDULE OF PAYMENTS:
Each Borrower hereby authorizes the Lender to endorse on the Schedule of Advances annexed to this Note the amount of all Advances made to the Borrowers and the Funding Rate applicable to such Advance and on the Schedule of Payments annexed hereto all payments of principal amounts in respect of such Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Advances; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrowers under the Warehouse Agreement or this Note.

THIS NOTE IS SUBJECT TO MANDATORY PREPAYMENT AS DESCRIBED IN THE WAREHOUSE AGREEMENT.

          DEFAULT RATE. If any Advance is not paid as provided in the Warehouse Agreement, the remaining balance of such Advance shall accrue interest at the Default Rate as defined in the Warehouse Agreement until such Advance is paid as provided in the Warehouse Agreement.

          MAXIMUM RATE OF INTEREST: It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on any Advance evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal of the applicable Advance, in inverse order of maturity, or, at the lawfully exercised option of the Lender, returned to the Borrowers.

          PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the first paragraph of this Note, or to such other place as the Holder may from time to time direct by written notice to the Borrowers (notice to one Borrower shall be deemed notice to both Borrowers).

          PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrowers via wire transfer initiated after 12:00 noon (New York City Time) shall be deemed to be received on the next Business Day. Each Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through final, unreviewable appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. If any suit or action be instituted to enforce this Note, each Borrower promises to pay, in addition to the cost and disbursements otherwise allowed by law, such sums as the court may adjudge reasonable attorneys' fees in such suit or action.

          SECURITY; RECOURSE: This Note is issued pursuant to the Warehouse Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that such Borrower's obligations under this Note and the other Loan Documents are recourse obligations of such Borrower to which such Borrower pledges their full faith and credit.

          DEFAULTS: The failure to exercise any of the rights and remedies set forth in the Warehouse Agreement or the other Loan Documents shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at the time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

          WAIVERS: The Borrowers, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against one or both Borrowers or any other party liable hereon or against any

Lender's remedies against one or both Borrowers or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of either Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of either Borrower provided, however, the Lender and a Borrower, by written agreement between them, may affect the liability of such Borrower.

     TERMINOLOGY: Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

     WAREHOUSE AGREEMENT: This Note is the Secured Grid Note referred to in the Warehouse Agreement, as amended pursuant to the First Amendment, the Second Amendment and Third Amendment (as each term is defined in the Fourth Amendment dated as of July 31, 2000 between Borrowers and the Lender (the "Fourth Amendment")) and the Fourth Amendment (the Warehouse Agreement, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, the "Warehouse Agreement"). Reference is made to the Warehouse Agreement for provisions as to mandatory principal repayments, collateral and acceleration. In the event of a conflict between the terms of this Note set forth herein, and the terms of this Note as set forth in the Warehouse Agreement, the latter shall govern.

     APPLICABLE LAW: This Note shall be governed by and construed under the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the New York Supreme Court for the County of New York, or in the District Court of the United States for the Southern District of New York.

     COUNTERPART SIGNATURE: This Note may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned as fully and completely as if all had signed but one instrument.

     REPLACEMENT NOTE: This Replacement Amended and Restated Secured Grid Note is secured by the Collateral referred to in the Warehouse Agreement.


GOLDEN EAGLE LEASING, INC.,                  HYPERCOM CORPORATION
formerly Hypercom Financial, Inc.


By: -----------------------------            By: -----------------------------
Name:                                        Name:
Title:                                       Title:

STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )



On the     day of August in the year 2000 before me, the undersigned, personally appeared Jonathon Killmer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.



----------------------------------
Signature and Office of Individual
taking acknowledgment





STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )



On the    day of August in the year 2000 before me, the undersigned, personally appeared Scott Tsujita, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.



----------------------------------
Signature and Office of Individual
taking acknowledgment

                                   SCHEDULE I

                              Schedule of Advances

                                                          Funding
Date                          Amount                        Rate
----                          ------                      -------
-----------------             $                                 %

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

                                  SCHEDULE II

                              Schedule of Payments

                                   EXHIBIT B

                           FORM OF BORROWING REQUEST

Date: _____________

Tokyo Leasing (U.S.A.) Inc.
2 Gannett Drive
White Plains, New York 10604

Attn:  Mr. Tokihiko Nakata

Fax:   (914) 697-9034

RE: Amended and Restated Warehouse and Security Agreement by and between Hypercom Corporation ("Corporation") and Golden Eagle Leasing, Inc., formerly known as Hypercom Financial, Inc. (the "Golden Eagle", Corporation and Golden Eagle, jointly and severally hereinafter collectively the "Borrower") and Tokyo Leasing (U.S.A.) Inc. (the "Lender") dated as of January 7, 2000 (as amended from time to time, the "Agreement").

       Pursuant to Section 2(a) of the Agreement, Borrower hereby requests an Advance in the principal amount of $_____________ to be made on ________ , 20__.

       The Funding Rate for the Advance shall be a fixed per annum rate of interest calculated as provided in the Agreement based upon 2.85% above the U.S. Treasury Yield.

       Each Borrower hereby certifies that (i) the representations, warranties and covenants contained in the Agreement are true and correct as of the date hereof, (ii) each Borrower has performed all agreements contained in the Agreement to be performed on its part at or prior to the date hereof, (iii) no Event of Default has occurred and is continuing and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default and (iv) no proceeding is pending which would prohibit consummation of the transactions contemplated by the Agreement.

       Each Borrower further certifies that the Equipment being purchased and/or for which purchase Borrower is seeking reimbursement with the proceeds of the Advance, and the Contracts related to such Equipment (such Equipment and Contracts constitute being part of the Collateral in which Borrower will grant a security interest to Lender in connection with the Advance) are described in Schedule A attached hereto.

       All of the information set forth opposite the description of the Equipment and Contracts in Schedule A is true and correct.

       Borrower hereby instructs Lender to disburse the proceeds of the Advance by wire transfer of immediately available funds to the account and bank indicated below:

          Account No.___________________________________

          Bank _________________________________________

          Bank Address__________________________________

          ______________________________________________

          ______________________________________________

          ABA No._______________________________________

       Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

HYPERCOM CORPORATION                         GOLDEN EAGLE LEASING, INC.


By:_______________________________           By:______________________________

Name:_____________________________           Name:

Title:                                       Title:

                                   SCHEDULE A
                              TO BORROWING REQUEST



Contract: Dated as of_______________________ [to the extent of Schedule __] User Name and Address:
Account No. of Contract:
Equipment Type and Description:
Term:
Discounted Contract Principal Balance:
Equipment Cost:
Rental Payment Schedule:

Summary:

Special Provisions:

               REPLACEMENT AMENDED AND RESTATED SECURED GRID NOTE

Up to $20,000,000.00                                         as of July 31, 2000

          FOR VALUE RECEIVED, the undersigned, HYPERCOM CORPORATION, a corporation organized under the laws of the State of Delaware, whose address is 2851 West Kathleen Road, Phoenix, Arizona 85053 and GOLDEN EAGLE LEASING, INC., formerly known as Hypercom Financial, Inc., a corporation organized under the laws of the State of Arizona having an office at 90 Grove Street, Ridgefield, Connecticut 06877 (jointly and severally, the "Borrowers"), promise to pay to the order of TOKYO LEASING (U.S.A.) INC., a Delaware corporation, whose address is 2 Gannett Drive, White Plains, New York 10604 (the "Lender") or any subsequent holder of this Note (the "Holder"), in lawful money of the United States of America, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or the aggregate unpaid principal amount of all Advances made to the Borrowers by the Lender pursuant to the Warehouse Agreement (hereinafter defined), whichever is less, on the Maturity Date (defined in the Warehouse Agreement) plus interest thereon from the date of such Advances, in like money, as follows:

          GENERAL TERMS: Capitalized terms used herein and not defined herein shall have the definitions given them in the Amended and Restated Warehouse and Security Agreement, dated as of January 7, 2000 between the Borrowers and the Lender (as amended from time to time, the "Warehouse Agreement").

          (a) The Lender hereby agrees to loan to the Borrowers up to $20,000,000.00 to be loaned in minimum amounts of $500,000.00 (each, an "Advance") as entered on the Schedule of Advances attached hereto (all such Advances, in the aggregate, the "Loan"). The amount of each Advance shall not be more than the Discounted Contract Principal Balance (measured as of the last day of the month immediately preceding such Funding Date) of the Contracts identified on the Contract Schedule(s) which the Borrower shall deliver to the Lender not later than 3:00 p.m. (New York Time) on the fifth (5th) Business Day prior to the Funding Date for such Advance. Each Advance shall bear interest from and including the Funding Date through and excluding the Maturity Date at the Funding Rate determined in the accordance with the Warehouse Agreement and as set forth on the attached Schedule of Advances.

          (b) All Advances shall mature on the earlier to occur of (i) the Facility Termination Date and (ii) the date of on which the Borrowers issue Investor Certificates with respect to the related Contracts or, in the case of clause (ii), the Advances evidenced by the Replacement Amended and Restated Secured Grid Note shall become payable in an amount equal to the sum of the Discounted Contract Principal Balances for each Contract included in such securitization.

          (c)  The Loan is pre-payable as provided in the Warehouse Agreement.

          (d) All indebtedness evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date. If any Advance is not repaid in whole on the Maturity Date, such Advance shall, commencing on the Maturity Date, bear interest at the Default Rate.

          (e) In the event any Advance is not repaid in whole on or prior to the Maturity Date, such Advance shall then become immediately due and payable, and in such event or upon the occurrence of any other Event of Default the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC and exercise all other rights and remedies set forth in the Warehouse Agreement and the other Loan Documents.

          (f) Interest and principal for each Advance shall be paid as provided in the Agreement. The minimum monthly principal payment for each Advance shall be set forth in an amortization schedule delivered by the Borrowers and approved by the Lender, which amortization schedule may be attached to this Note.

          (g) All interest shall be calculated daily as 1/360 of the annual interest due on the principal balance of each Advance outstanding as of the close of business on the immediately preceding Business Day.

          ENDORSEMENT OF THE SCHEDULE OF ADVANCES AND SCHEDULE OF PAYMENTS:
Each Borrower hereby authorizes the Lender to endorse on the Schedule of Advances annexed to this Note the amount of all Advances made to the Borrowers and the Funding Rate applicable to such Advance and on the Schedule of Payments annexed hereto all payments of principal amounts in respect of such Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Advances; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrowers under the Warehouse Agreement or this Note.

THIS NOTE IS SUBJECT TO MANDATORY PREPAYMENT AS DESCRIBED IN THE WAREHOUSE AGREEMENT

          DEFAULT RATE: If any Advance is not paid as provided in the Warehouse Agreement, the remaining balance of such Advance shall accrue interest at the Default Rate as defined in the Warehouse Agreement until such Advance is paid as provided in the Warehouse Agreement.

          MAXIMUM RATE OF INTEREST: It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on any Advance evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal of the applicable Advance, in inverse order of maturity, or, at the lawfully exercised option of the Lender, returned to the Borrowers.

          PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the first paragraph of this Note, or to such other place as the Holder may from time to time direct by written notice to the Borrowers (notice to one Borrower shall be deemed notice to both Borrowers).

          PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrowers via wire transfer initiated after 12:00 noon (New York City
Time) shall be deemed to be received on the next Business Day. Each Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through final, unreviewable appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. If any suit or action be instituted to enforce this Note, each Borrower promises to pay, in addition to the cost and disbursements otherwise allowed by law, such sums as the court may adjudge reasonable attorneys' fees in such suit or action.

     SECURITY: RECOURSE: This Note is issued pursuant to the Warehouse Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that such Borrower's obligations under this Note and the other Loan Documents are recourse obligations of such Borrower to which such Borrower pledges their full faith and credit.

          DEFAULTS: The failure to exercise any of the rights and remedies set forth in the Warehouse Agreement or the other Loan Documents shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

          WAIVERS: The Borrowers, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against one or both Borrowers or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of either Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of either Borrower; provided, however, the Lender and a Borrower, by written agreement between them, may affect the liability of such Borrower.

           TERMINOLOGY: Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

           WAREHOUSE AGREEMENT: This Note is the Secured Grid Note referred to in the Warehouse Agreement, as amended pursuant to the First Amendment, the Second Amendment and Third Amendment (as each term is defined in the Fourth Amendment dated as of July 31, 2000 between Borrowers and the Lender (the "Fourth Amendment")) and the Fourth Amendment (the Warehouse Agreement, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, the "Warehouse Agreement"). Reference is made to the Warehouse Agreement for provisions as to mandatory principal repayments, collateral and acceleration. In the event of a conflict between the terms of this Note set forth herein, and the terms of this Note as set forth in the Warehouse Agreement, the latter shall govern.

           APPLICABLE LAW: This Note shall be governed by and construed under the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the New York Supreme Court for the County of New York, or in the District Court of the United States for the Southern District of New York.

           COUNTERPART SIGNATURE: This Note may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned as fully and completely as if all had signed but one instrument.

           REPLACEMENT NOTE: This Replacement Amended and Restated Secured Grid
Note is secured by the Collateral referred to in the Warehouse Agreement.



GOLDEN EAGLE LEASING, INC.,                  HYPERCOM CORPORATION
formerly Hypercom Financial, Inc.


By:    /s/ Jonathon E. Killmer               By:    /s/ Scott Tsujita
       -----------------------                      ------------------
Name:  Jonathon E. Killmer                   Name:  Scott Tsujita
Title: President                             Title: VP Finance & Treasurer

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

On the 15th day of August in the year 2000 before me, the undersigned, personally appeared Jonathon Killmer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.

                                        [CHRISTY YOUNG NOTARY PUBLIC SEAL]

Christy Young
----------------------------------
Signature and Office of Individual
taking acknowledgment




STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

On the 15th day of August in the year 2000 before me, the undersigned, personally appeared Scott Tsujita, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Phoenix, Maricopa County, Arizona.

                                        [CHRISTY YOUNG NOTARY PUBLIC SEAL]

Christy Young
----------------------------------
Signature and Office of Individual
taking acknowledgment

                                   SCHEDULE I

                              Schedule of Advances

                                                          Funding
Date                          Amount                        Rate
----                          ------                      -------
-----------------             $                                 %

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

-----------------             $

                                  SCHEDULE II

                              Schedule of Payments

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT ("AGREEMENT"), made as of January 7, 1999 by and among WEBSTER BANK, a federally chartered savings bank ("WEBSTER BANK"), HYPERCOM CORPORATION, a Delaware corporation, HYPERCOM FINANCIAL, INC., an Arizona corporation (collectively, with Hypercom Corporation referred to as "PURCHASERS"), GOLDEN EAGLE LLC, a Connecticut limited liability company ("SELLER").


                                R E C I T A L S

     WHEREAS, Seller and Webster Bank entered into that certain Loan and Security Agreement, dated December 22, 1999 (the "LOAN AGREEMENT"), pursuant to which Seller borrowed up to $10,000,000 from Webster Bank (the "LOAN"); and

     WHEREAS, pursuant to the Loan Agreement, the Seller delivered to Webster Bank (i) a Revolving Credit Note dated December 22, 1999 in the aggregate principal amount of Ten Million and No/100 Dollars ($10,000,000) (the "Note") and (ii) the other Loan Documents (as defined in the Loan Agreement) (all such documents, including, without limitation, the Loan Agreement and the Note, collectively the "LOAN DOCUMENTS"); and

     WHEREAS, pursuant to the terms of the Purchase and Sale Agreement, dated December 14, 1999, between the Purchasers and Seller, the Purchasers are acquiring substantially all of the assets of the Seller and assuming substantially all of the liabilities of the Seller; and

     WHEREAS, the Seller has requested that Webster Bank consent to the sale of its assets to the Purchasers and consent to the assignment by the Seller of its obligations under the Loan Documents; and

     WHEREAS, Webster Bank has agreed to the Seller's request subject to the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchasers, Seller and Webster Bank hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

     2. GENERAL ASSIGNMENT AND ASSUMPTION. Seller hereby assigns, transfers, conveys and sets over to Purchasers, and Purchasers hereby agree, jointly and severally, (i) to assume, perform, pay and discharge when due and as due each of Seller's duties and obligations under the terms of the Loan Documents, including, without limitation, the obligation to repay the Loan in accordance with the terms of the Loan Documents, and (ii) to be bound by each of the terms of the Loan Documents as if it were a party thereto.

     3. DELIVERIES IN CONNECTION WITH THIS AGREEMENT. Simultaneously with the execution and delivery of this Agreement, the Purchasers shall deliver the following to Webster Bank:

          (a) A Secretary's Certificate from each of Hypercom Financial, Inc. and Hypercom Corporation certifying such corporation's (i) good standing in its state of formation and in all states in which it is qualified to do business,
(ii) certificate of incorporation, (iii) by-laws, and (iv) the resolutions authorizing the execution and delivery of this Agreement.

     4. CONSENT AND RELEASE. Webster Bank hereby consents to the assignment of Seller's rights and obligations under the Loan Documents to, and the assumption thereof by, Purchasers. Webster Bank hereby releases (i) the Seller from its obligations under the Loan Documents, and (ii) each of Leonard E. Friedlander and Lawrence T. Lawler, Jr. from their obligations under their respective Guarantee Agreement.

     5. REPRESENTATIONS, WARRANTIES & COVENANTS OF THE SELLER. The Seller represents that all of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by this reference, and are remade by the Seller. Without limiting the generality of the foregoing, the Seller specifically represents, warrants and covenants that:

          (a) LOAN. The Seller acknowledges that it is currently legally, validly and enforceably liable to Webster Bank under the Note and that the Seller has no claims, demands or rights of set-off against Webster Bank in connection with the Loan.

          (b) NO DEFAULT. The Seller is not in default under the Loan Documents. No event has occurred which would constitute an Event of Default (as defined in the Loan Documents) but for the giving of notice, passage of time, or both.

          (c) COMPLIANCE WITH LAW. The execution and delivery of this Agreement, the consummation of the transactions contemplated herein, the fulfillment of or compliance with the terms and conditions of this Agreement is not prevented or limited by any federal or state law, does not conflict with or result in a breach of the terms, conditions or provisions of the Seller's articles of organization and operating agreement or any evidence of indebtedness, agreement or instrument of whatever nature to which the Seller is now a party or by which the Seller is bound, or constitutes a default under any of the foregoing.

          (d) CORPORATE AUTHORITY. The Seller has full corporate power and authority to enter into and perform the obligations under this Agreement, and to incur the


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

obligations provided for herein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action in respect of members or any public authority is required as a condition to the validity or enforceability of this Agreement. The execution and delivery of this Agreement is for valid corporate purposes.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchasers, jointly and severally, represent that based on the representations made to them by the Seller, applicable UCC financing searches and to the best of their knowledge after due inquiry, all of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof as if made by the Purchasers. The representations, warranties and covenants are incorporated herein by this reference, and are remade by the Purchasers. Without limiting the generality of the foregoing, the Purchasers, jointly and severally, specifically represent, warrant and covenant that:

          (a) LOAN. The Purchasers acknowledge that they are legally, validly and enforceably liable to Webster Bank for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the other Loan Documents and all indebtedness under the Note and that the Purchasers have no claims, demands or rights of set-off against Webster Bank in connection with the Loan.

          (b) NO DEFAULT. The Purchasers are not in default under the Loan Documents. No event has occurred which would constitute an Event of Default (as defined in the Loan Documents) but for the giving of notice, passage of time, or both.

          (c) NO LIQUIDATION. There are no liquidation or dissolution proceedings pending or threatened against the Purchasers and no other event has occurred which affects or threatens the corporate existence of the Purchasers.

          (d) ADVISED BY COUNSEL. The Purchasers acknowledge that (i) they have been advised by counsel in the negotiation, execution and delivery of this Agreement, (ii) they have made an independent decision to enter into this Agreement without reliance on any representation, warranty, covenant or undertaking by Webster Bank, (iii) Webster Bank has no fiduciary obligation toward the Purchasers with respect to this Agreement or the other Loan Documents, (iv) the relationship between the Purchasers and Webster Bank pursuant to this Agreement and the other Loan Documents is and shall be solely that of debtor and creditor, respectively; and (v) each understands the meaning and legal effect of this Agreement.

          (d) NO MATERIAL CHANGE. There has not been any material adverse change in the business or financial condition of the Purchasers which would materially and adversely impair the ability of the Purchasers to comply with each of their obligations under the Loan Documents.

          (f) NO LITIGATION. There are no pending, or to the Purchasers' knowledge threatened, legal proceedings to which the Purchasers are a party and which materially adversely affects the transactions contemplated by this Agreement or the Loan Documents or materially adversely affects their abilities to conduct their businesses.

          (g) COMPLIANCE WITH LAW. The execution and delivery of this Agreement, the consummation of the transactions contemplated herein, the fulfillment of or compliance with the terms and conditions of this Agreement is not prevented or limited by any federal or state law, does not conflict with or result in a breach of the terms, conditions or provisions of any Purchasers' certificate of incorporation and bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which any Purchaser is now a party or by which any Purchaser is bound, or constitutes a default under any of the foregoing.

          (h) NO VIOLATION OF LAW. To the best of their knowledge the Purchasers are not in violation of any federal, state or local law, regulation or order, and the Purchasers have not received any notice of any such violation.

          (i) PERFECT LIENS. The Purchasers shall perform, at the request of Webster Bank, such acts as may be necessary or advisable to perfect any lien, security interest or assignment provided herein or in the Loan Documents to carry out the intent of those agreements.

          (j) PRESERVE COLLATERAL. The Purchasers shall preserve, maintain and protect the security provided for in this Agreement and in the agreements executed in connection herewith and shall defend the rights and interests of the Lender in the Collateral against the claims and demands of all persons.

          (k) CORPORATE AUTHORITY. The Purchasers have full corporate power and authority to enter into and perform the obligations under this Agreement, to execute and deliver the Loan Documents and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action in respect of shareholders or any public authority is required as a condition to the validity or enforceability of this Agreement, or any of the other Loan Documents. The execution and delivery of this Agreement is for valid corporate purposes.

          (l) BINDING AGREEMENTS. This Agreement constitutes, and the other documents delivered in connection herewith shall constitute, valid and legally binding obligations of the Purchasers enforceable against the Purchasers in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (m) COMPLIANCE. The Purchasers are not in default with respect to or in violation of any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or official, or in violation of any law, statute, rule or regulation to which they or their properties is or are subject, where such default or violation would materially and adversely affect the financial condition of the Purchasers. The Purchasers represent that they have not received notice of any such default from any party. The Purchasers are not in default in the payment or performance of any of their respective obligations to any third parties or in the performance of any mortgage, indenture, lease, contract or other agreement to which they are a party or by which any of their assets or properties are bound.

                    (n) COLLATERAL. The Purchasers are and shall continue to be the sole owners of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens and the security interests granted to Webster Bank hereunder. The Purchasers are fully authorized to sell, transfer, pledge or grant to Webster Bank a security interest in the Collateral; all documents and agreements relating to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have fully capacity to contract; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and the Purchasers agree to defend the Collateral against the claims of all persons other than Webster Bank.

          7. REMEDIES. Upon the occurrence of any Event of Default, Webster Bank shall have in any jurisdiction where enforcement hereof is sought, all rights and remedies which Webster Bank may have under law or equity, and those set forth in the Loan Documents. Webster Bank shall have the right to exercise the remedies under this Agreement either cumulatively or in the alternative.

          8. RESTATEMENT. Upon the execution of this Agreement, the Loan Documents are restated to the extent that this Agreement restates them as if such Loan Documents were executed by the Purchasers. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Documents, together with all schedules and exhibits attached thereto, shall remain in full force and effect. This Agreement, to the extent that it is inconsistent with the Loan Documents, supersedes the Loan Documents and any and all prior written or oral amendments of the Loan Documents.

          9. RELEASE. SELLER RELEASES, REMISES AND DISCHARGES WEBSTER BANK FROM ALL ACTIONS, CAUSES OF ACTION, SUITS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VACANCIES, TRESPASSES, DAMAGES, JUDGMENTS, EXTENTS, EXECUTIONS, CLAIMS AND DEMANDS IN LAW OR EQUITY, WHICH THE SELLER EVER HAD, NOW HAS OR WHICH IT SHALL HAVE AGAINST WEBSTER BANK ARISING OUT OF ANY ACTION OR INACTION OF WEBSTER

BANK IN CONNECTION WITH THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT.

          10. TRANSACTION FEES. Purchasers and Seller shall be jointly and severally liable for the payment of all costs and expenses incurred by Webster Bank, in the preparation of, or in any way associated with this Agreement, including without limitation, attorneys' fees, their paralegal fees and related disbursements.

          11. FILINGS. Each of Purchasers and Seller agrees to execute and file, at purchasers' expense, all filings reasonably requested by Webster Bank in connection with Purchasers' assumption of the Loan and the Loan documents, including, without limitation, Uniform Commercial Code financing statements listing the Purchasers as debtor and Webster Bank as the secured party, and identifying the collateral securing the Loan.

          12. FURTHER ASSURANCES. Each of Purchasers and Seller will execute and deliver to Webster Bank all such further documents and instruments and do all such other acts and things as may be reasonably required to effect the assignment of the Loan pursuant to the terms hereof.

          13. GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Connecticut, without regard to its conflicts of laws principles. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

          14. BINDING EFFECT. This Agreement states the entire understanding of the parties hereto and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          15. COUNTERPARTS. This Agreement may be executed in one or more counterparts. Each counterpart shall be deemed to be an original document and it shall not be necessary when making proof of this Agreement to produce or account for more than one counterpart.

                         [The signature page follows.]




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
     IN WITNESS WHEREOF, the parties hereto have executed this Consent, Assignment and Assumption Agreement as of the day and year first written above.


                                        HYPERCOM FINANCIAL, INC.

                                        By: [Illegible]
                                        ---------------------------

                                        Its: President
                                        ---------------------------


                                        HYPERCOM CORPORATION

                                        By: [Illegible]
                                        ---------------------------

                                        Its: VP Finance & Treasurer
                                        ---------------------------


                                        GOLDEN EAGLE LLC

                                        By: [Illegible]
                                        ---------------------------

                                        Its: Member
                                        ---------------------------


                                        WEBSTER BANK

                                        By: [Illegible]
                                        ---------------------------

                                        Its: Senior Vice President
                                        ---------------------------


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